UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04014

Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
June 30, 2017
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Equity Income Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Shifting commodity prices, global political concerns, uncertainty over the timing of monetary tightening, and stalled developments surrounding President Trump’s pro-growth agenda seemed to have no effect on U.S. equities during the period. Instead, stock markets marched steadily higher on news of upbeat corporate earnings reports, encouraging economic data, and the Federal Reserve’s more gradual than expected approach to monetary tightening. In all, the Fed raised rates three times during the twelve month period, and maintained its projection of one more potential rate hike in 2017.
As tracked by the Russell indices, stocks in all capitalization ranges delivered strong gains during the period, with small caps posting the highest returns, trailed by large caps and mid caps. In terms of style, growth retained the lead among large and mid cap stocks, but in the small cap universe, value stocks showed a slight advantage.

Fund Performance
For the twelve months ended June 30, 2017, the Meridian Growth Fund Legacy Class shares returned 23.46%, outperforming its benchmark, the Russell 2500 Growth Index, which gained 21.44%.
Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation.
Stock selection within industrials was a key contributor to the Fund’s performance. Our overweight position in industrials is concentrated within the commercial & professional services industry group. This sub-sector generated the strongest selection during the period. Businesses we find attractive within this sub-sector tend to exhibit recurring revenue streams and less economic sensitivity than the broader industrials sector. Relative performance also benefited from investments in the financials sector, which appreciated with rising interest rates.
Conversely, relative gains were limited by negative stock selection within the consumer discretionary sector, where holdings within the retailing industry group were especially weak. An underweight position in the materials sector also held back relative performance. Because materials names tend to exhibit levered balance sheets and are more influenced by commodity price swings, we typically avoid this sector.
The three largest contributors to the Fund’s performance during the period were LPL Financial Holdings, Inc. (LPLA), Grand Canyon Education, Inc.(LOPE), and Exact Sciences Corp. (EXAS).
•	LPL Financial Holdings, Inc. (LPLA) is a leading financial services provider to independent advisors and registered investment advisors. After making a significant investment in compliance technology over prior years, LPL was successful in leveraging these investments in the back half of 2016 which led to better than expected margins and a positive outlook around expenses. A rising interest rate environment also supported stock gains. Although there has been recent speculation that President Donald Trump may seek to roll back the DOL rule changes, we are confident that LPL is well positioned regardless of the direction the new administration takes. As the stock appreciated during the period, we trimmed our position.

•	Grand Canyon Education, Inc. (LOPE) operates Grand Canyon University, a for-profit Christian university in Phoenix, Arizona. Through its highly efficient education delivery model, the university serves more than 20,000 students at its physical campus and 70,000 students online. We like the company’s strong, mid-to-high single digit top line growth and solid operating margins. Moving forward, we see opportunities for margins to scale higher, particularly as the company nears the completion of its most recent campus expansion project. As the project winds down, capital expenditures should decline, allowing the company to substantially increase free cash flow. We expect more of the same going forward and maintained our position.

•	Exact Sciences Corp. (EXAS) has a novel product, Cologuard, which is a noninvasive screening test for the detection of colorectal cancer. We believe Cologuard can revolutionize the current screening market which creates a significant opportunity for continued market adoption and growth. The stock rallied after United Healthcare

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
announced it would cover Cologuard screenings, effective July 1. Further supporting stock gains were better than expected financial results from stronger than expected test volumes and improving gross margins. Although we scaled back our position marginally, we remain confident in the long-term potential of this company.
The three largest detractors from the Fund’s performance during the period were National Cinemedia, Inc. (NCMI), Sally Beauty Holdings, Inc. (SBH), and Endologix, Inc. (ELGX).
•	National Cinemedia, Inc. (NCMI) displays advertisements to U.S. consumers in movie theaters, online, and through mobile technology. Among the many things we like about this company are its healthy dividend yield, strong EBITDA margins, and long-duration contracts with leading theater groups. The company was challenged during the period as weakness in the advertising scatter market, or spot buy market, led management to lower full year revenue and EBITDA guidance. Other setbacks included outsized exposure to the automotive and entertainment industries, both of which struggled in terms of advertising spending, and the continued overhang of AMC Entertainment’s plan to divest the majority of its stake in National Cinemedia as part of its agreement with the Department of Justice to win approval for last year’s acquisition of Carmike Cinemas. We believe these are short-term issues that may take a few quarters to play out, but we remain patient and on the lookout for buying opportunities that may arise.
•	Sally Beauty Holdings, Inc. (SBH) is a specialty distributor and retailer of beauty products to salons and consumers worldwide. We own the company because of its history of consistent earnings growth and promising international opportunities. Management cut forward guidance during the period as lighter retail traffic to the company’s strip mall locations led to negative same-store sales growth in its Sally Beauty Supply segment. Its Beauty Systems Group segment, which distributes directly to beauty salons and is more structurally insulated from broader retail weakness, made up for that decline as the company posted positive same-store sales growth overall. The Beauty Systems Group segment generates nearly half of the company’s total profits. Efforts to broaden its reach through a revised loyalty program and enhanced social media activities should help combat some of the structural headwinds. We continue to hold our position.
•	Endologix, Inc. (ELGX) is a medical device company that develops, manufactures, and markets minimally invasive treatments for vascular diseases. We invested in Endologix based on our belief that the company’s innovative technologies will allow it to capture an increasingly larger portion of the $2 billion market for abdominal aortic aneurysms (AAA). The stock declined on news that the FDA would require the company to complete a prospective one year clinical trial for Nellix, the company’s revolutionary AAA device. This development pushes the company’s timeline for a potential commercial release in the U.S. to 2020. Nellix, which has been approved in Europe, could more than double Endologix’s market share when launched in the U.S. We consequently maintained our position in the stock.

Outlook
During the period, macroeconomic and geopolitical events that typically move markets had little effect on equities. In fact, there were only three days during the twelve month period in which the Russell 2500 Growth Index sold off more than 2%. While a lack of volatility challenged our risk-first investment approach during the period, we were able to take advantage of a few buying opportunities. Our largest sector increase was in healthcare which continues to gain momentum despite noise associated with the repeal and replace efforts of the Affordable Care Act. We continue to look for companies that provide value to all three constituencies: patients, providers, and payors.
Looking ahead, we believe this long stretch of low volatility is unlikely to persist for an extended period of time. When equities do correct, we will be on the lookout for companies with predictable and recurring revenue streams, strong competitive advantages, and increasingly large market opportunities.
Thank you for your continued investment.
Chad Meade and Brian Schaub

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2017
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 6.30.17
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	23.46%	12.68%	9.13%	12.55%
Institutional Class (MRRGX)	12/24/14	23.48%	—	—	9.02%
Class A (MRAGX) w/o sales charge	11/15/13	23.09%	—	—	9.65%
Class A (MRAGX) with sales charge[1]	11/15/13	16.01%	—	—	7.87%
Class C (MRCGX)	7/1/15	22.20%	—	—	8.34%
Investor Class (MRIGX)	11/15/13	23.41%	—	—	10.03%
Russell 2500® Growth Index	8/1/84	21.44%	14.33%	8.18%	N/A [2]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Russell 2500® Growth Index is July 1, 1995.
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Portfolio Performance and Composition (Unaudited) (continued)

Top 10 Common Stock Holdings as of
6.30.17
ServiceMaster Global Holdings, Inc.	2.80%
Sally Beauty Holdings, Inc.	2.51%
LPL Financial Holdings, Inc.	2.42%
TriNet Group, Inc.	2.34%
Sensata Technologies Holding N.V.	2.31%
Carter's, Inc.	2.12%
Cadence Design Systems, Inc.	2.07%
Clean Harbors, Inc.	1.98%
STERIS Plc	1.92%
SS&C Technologies Holdings, Inc.	1.91%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.17
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Shifting commodity prices, global political concerns, uncertainty over the timing of monetary tightening, and stalled developments surrounding President Trump’s pro-growth agenda seemed to have no effect on U.S. equities during the period. Instead, stock markets marched steadily higher on news of upbeat corporate earnings reports, encouraging economic data, and the Federal Reserve’s more gradual-than-expected approach to monetary tightening. In all, the Fed raised rates three times during the twelve month period, and maintained its projection of one more potential rate hike in 2017.
As tracked by the Russell indices, stocks in all capitalization ranges delivered strong gains during the period, with small caps posting the highest returns, trailed by large caps and mid caps. In terms of style, growth retained the lead among large- and mid cap stocks, but in the small cap universe, value stocks showed a slight advantage.

Fund Performance
For the twelve months ended June 30, 2017, the Meridian Contrarian Fund Legacy Class shares returned 23.36%, outperforming its primary benchmark, the Russell 2500 Index, which gained 19.84%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with both the potential for multiple expansion in earnings growth can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple year-over-year earnings declines, understanding the reason for the declines, then singling out the companies we believe are poised for an earnings rebound. Common rebound opportunities that we look to identify include cohesive turnaround plans, new management teams, investments in future growth, or compelling business transitions. The outcome of this process is a concentrated portfolio of 50-55 of our best ideas.
With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital and free cash flow, as well as sustainable future earnings growth. While we have identified companies with these characteristics across all sectors, our highest concentration is in information technology, where even the smallest hiccup can trigger a pullback in a stock and create a buying opportunity. Our information technology holdings drove outperformance during the period, particularly semiconductor and semiconductor equipment holdings. Consumer staples holdings also contributed to relative gains.
Conversely, relative gains were held back by our healthcare investments. Given uncertainty surrounding insurance reimbursement and the repeal and replace of the Affordable Care Act, we tend to avoid healthcare services stocks and invest instead in biotechnology stocks, which were exceptionally volatile during the period. Nonetheless, we have high conviction in our biotechnology holdings, which are developing game-changing products and services, and are therefore comfortable riding out near-term volatility. Another area of relative weakness in the portfolio was the consumer discretionary sector, where our lack of exposure to the strong-performing automobiles and components industry proved detrimental.
The three largest contributors to the Fund’s performance during the period were NVIDIA Corp. (NVDA), Citizens Financial Group, Inc. (CFG), and Microsoft Corp. (MSFT).
•	NVIDIA Corp. (NVDA) is a dominant provider of visual computing technologies used for PC-based video games. The company is also expanding into new markets such as enterprise computing and automotive. We originally bought shares a number of years ago when management significantly increased research and development spending in order to enter the mobile, automotive, and enterprise markets. These investments depressed earnings and investors were initially disappointed with failed product launches in cell phones and tablets, resulting in a significant sell off in the stock. Since then, growth in the gaming market has accelerated and the company has established itself as a leader in the development of high performance data center chips. Over the past year, the

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Portfolio Performance and Composition (Unaudited) (continued)
company’s performance has been supported by exceptional demand for computing platforms used in artificial intelligence/deep learning, continued growth in PC gaming, and sales of chips for automotive infotainment and driver assist systems. As the stock outperformed, we trimmed our position, but still feel confident in the company’s growth opportunities.

•	Citizens Financial Group, Inc. (CFG), a $150 billion financial institution, delivers a broad range of retail & commercial banking products/services to consumers, businesses, corporations, and institutions. Citizens was previously owned by the Royal Bank of Scotland (RBS), where it had experienced significant problems in its home equity portfolio during the financial crisis and had suffered from underinvestment by its parent. Both of these conditions depressed investor enthusiasm for the stock when the company was spun out of RBS in early 2015. Since the spinoff, the company’s outperformance has been driven by a commitment to grow its fee based business segments with some additional benefit from a rising rate environment. The company is also making steady progress in deploying capital and improving its overall cost structure. We trimmed our position on strong performance, but are excited about the company’s momentum moving forward.
•	Microsoft Corp. (MSFT) is a global leader in software for PCs and enterprise computing. The company had struggled for a number of years to find growth outside of its traditional markets, missing out on large opportunities in social media and mobile. Management changes reinvigorated innovation, specifically in cloud based computing services. We initially invested with the belief that the company’s cloud computing business was in the early innings of growth. Recent positive performance has been driven by strong acceleration in the cloud business as well as improving gross margins. We continue to believe in management’s ability to execute and expand the business, but slightly trimmed our position on the strong performance.
The three largest detractors from the Fund’s performance during the period were Endologix, Inc. (ELGX), Pacific Biosciences of California, Inc. (PACB), and Newmont Mining Corp. (NEM).
•	Endologix, Inc. (ELGX) is a medical device manufacturer focused on the abdominal aortic aneurism (AAA) market. We originally invested when the company was experiencing simultaneous problems of slowing sales for its legacy product called AFX, and a high investment cycle for its next generation product called Nellix. We liked the company’s growing position in the AAA market and felt that Nellix had the potential to be a game changing solution for AAA patients, resulting in a potential doubling of the company’s revenue over the next five years. During the period, shares underperformed as Nellix’s clinical trial data pointed to a much narrower market opportunity for the product and investors reacted accordingly. The change in Nellix’s opportunity, as well as signs of a continued slowdown for the AFX product, concerned us resulting in the sale of our entire position. Since that time, the entire Nellix product launch has been delayed for a number of years and shares have continued to struggle.
•	Pacific Biosciences of California, Inc. (PACB) is a manufacturer of DNA sequencing technology used to analyze the genetic composition of everything from humans to viruses. The company offers a unique form of sequencing called “long read” that is able to examine areas of the genome previously left unexplored by industry leader Illumina. However, the technology has traditionally been expensive, and scientists have been unsure how to exploit PACB capabilities. We purchased the shares because of a new product cycle that drastically reduced the costs of PACB’s technology as well as a rising recognition that long read sequencing yields valuable information to both researchers who want to develop a more detailed map of genomes and in clinical areas such as human leukocyte antigen (HLA) testing for organ transplants. During the period, shares underperformed due to a soft demand environment from customers who rely on government funding for DNA sequencing projects. While disappointing, we view this setback as transitory and think the secular tailwind behind long read sequencing is strong, especially as the company unveils product improvements that will significantly lower sequencing costs. We added slightly to our position in the period and are looking for confirmation of continued growth to purchase more shares.

•	Newmont Mining Corp. (NEM) is the second largest gold mining company with production primarily in North America and Australia. Like most gold miners, Newmont struggled over the past decade to expand gold production and control mining costs. We originally invested in the company because new CEO Gary Goldberg brought a change to the company’s operations and was focused on sustainably increasing gold production, while

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
also lowering mining costs and increasing free cash flow. Newmont was challenged during the second half of 2016 as the price of gold sold off. Although the company has faced weakness during the period, we are excited about the changes we see in terms of the business model and continue to hold our position.

Outlook
During the first half of 2017, the market was somewhat narrow, consolidating around high-growth companies while value stocks continued to struggle. Although we expect that trend to break at some point, it has not hindered our ability to find compelling investment ideas. Our bottoms-up approach to stock picking continues to lead us to almost every corner of the market, where time and experience have taught us that we can find companies that match our criteria for investment. In particular, we remain focused on businesses not closely correlated to or reliant on the macro economy, that have an internal catalysts we feel will spark outsized earnings growth.
Thank you for your continued investment.
James England and Larry Cordisco.

Total Return Based on a $10,000 investment for the Period Ended June 30, 2017
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 6.30.17
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	23.36%	13.18%	6.67%	12.72%
Class A (MFCAX) w/o sales charge	11/15/13	22.76%	—	—	7.56%
Class A (MFACX) with sales charge[1]	11/15/13	15.69%	—	—	5.81%
Class C (MFCCX)	7/1/15	22.12%	—	—	6.28%
Investor Class (MFCIX)	11/15/13	23.07%	—	—	7.84%
Russell 2500® Index	2/10/94	19.84%	14.04%	7.42%	10.25%
S&P 500® Index	2/10/94	17.88%	14.62%	7.18%	9.26%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular

Meridian Funds	10	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	11	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.17
Microsoft Corp.	3.96%
CACI International, Inc. Class A	3.25%
Alexander & Baldwin, Inc.	3.12%
U.S. Bancorp	3.09%
Xylem, Inc.	2.96%
Celgene Corp.	2.94%
EOG Resources, Inc.	2.90%
Apple, Inc.	2.89%
Verint Systems, Inc.	2.87%
TOTAL SA ADR (France)	2.48%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.17
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	12	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. equity markets gained steadily during the fiscal year, lifted by generally good economic data, a strengthening dollar, and higher consumer and business confidence. Against this backdrop, Federal Reserve policymakers raised short-term lending rates on three separate occasions during the period, with the goal of bringing inflation closer to its two percent target rate. Contributing to an improved outlook for growth were stronger than expected corporate earnings, which drove stock markets to all-time highs in the second half of the period.
For the twelve month period, equities delivered strong returns across all capitalization ranges, according to the Standard & Poor’s indices. Small-cap stocks led gains, followed by mid-caps then large-caps. Meanwhile, growth stocks outperformed value stocks.

Fund Performance
For the twelve months ended June 30, 2017 the Meridian Equity Income Fund Legacy Class shares gained 18.06%, outperforming its benchmark, the S&P 500 Index, which gained 17.88%.
The Fund’s outperformance was driven primarily by investments in the information technology sector. We continue to be attracted to technology companies whose products and services are helping to power the digital world and have invested a majority of the portfolio’s assets to these companies. Another large portion of the portfolio assets are defensive plays, such as gold, short positions, debt, and cash. Our strategy with these types of investments is to improve the portfolio’s odds of outperforming when the market is down and during times of heightened volatility. Other companies we continue to be attracted to include those that are developing life-changing or life-saving treatments and technologies. Healthcare alone is not a theme in the portfolio. However, these and other companies with game-changing products and services represent a portion of the portfolio we call “special teams.”
From a sector perspective, areas of strength in the portfolio included information technology and healthcare as strong stock selection drove gains. The portfolio’s underweight position to financials created a headwind as the benchmark returned 35.5%. Our industrials holdings were also challenged as the capital goods industry group underperformed the broader benchmark.
The three largest contributors to the Fund’s performance during the period were NVIDIA Corp. (NVDA), Apple, Inc. (AAPL), and Exact Sciences Corp. (EXAS).
•	NVIDIA Corp. (NVDA) is a global leader in visual computing technologies and a key holding within the portfolio’s digital world allocation. What we like most about the chipmaker is its cutting-edge technology and dominant share in a small but rapidly growing enterprise market. In recent years NVIDIA has broadened the applications for its graphics processing units (GPUs), which quickly computes large volumes of information simultaneously. Today, the company’s GPUs are the preferred technology for machine learning, big data, and artificial intelligence. The stock rallied on news that the company had exceeded earnings expectations during the first quarter and more than doubled its net income from a year ago. Its introduction of a new data-center processor also supported stock gains. Notably, NVIDIA’s chips support the technological offerings of several other companies in the portfolio, including Apple (mentioned below). We remain confident in NVIDIA’s accelerative growth opportunities and are comfortable maintaining a sizeable position in the stock.

•	Apple, Inc. (AAPL) is the first consumer electronics business to build and operate its own hardware, software, and services, creating what, in our opinion, is a strong digital ecosystem. The company’s earnings continued to exceed analysts’ estimates, as iPhone sales remained strong and software and services, including iTunes, the App Store, iCloud, Apple Care, and Apple Pay, gained momentum. The market remains optimistic about overseas opportunities, especially in India, and the upcoming release of the iPhone 8. As a top player in the consumer device market, and with healthy cash on its balance sheet, we remain confident in Apple’s ability to further enhance its connection to and relevance within consumer-driven markets.
•	Exact Sciences Corp. (EXAS) develops noninvasive molecular screening tests for the early detection and prevention of colorectal cancer. We invested in the company for its participation in the underserved colorectal screening market as well as its lead product, Cologuard. The heightened sensitivity of Cologuard versus its competitors led to steady adoption rates in 2016, resulting in a 135% increase in screenings over the previous year.

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Exact Sciences expects to see another 92% increase in 2017. Supporting this growth were decisions by large commercial insurers Aetna & United Healthcare to join Medicare and other insurers in providing full coverage for Cologuard screening to qualified members. Exact Sciences recently raised its full-year guidance, projecting sales between $195 million and $205 million versus its prior forecast of $170 million to $180 million. As such, we are maintaining our position.
The three largest detractors to the Fund's performance were California Resources Corp. (CRC), VMware, Inc. (VMW), and The Mosaic Co. (MOS).
•	California Resources Corp. (CRC) is an oil and natural gas exploration and drilling company operating exclusively in California. We invested in the company for its strong free cash flow and competitive advantages, namely its world-class resource base and flexible operation methods. However, with the price of oil below $50 a barrel, and the industry’s oversupply issues, skepticism grew in the marketplace, pressuring CRC’s stock. In this low-price environment, we have been encouraged by management’s ongoing efforts to restrain production costs and generate free cash flow. We continue to believe that oil prices will rise and positively influence CRC’s bottom line. As such, we maintained our position in the stock.
•	VMware, Inc. (VMW) provides virtualization software and services to companies that want to maintain their own data center operations onsite versus in the cloud. We hold a short position in VMware due to our belief that, as companies increasingly move to the cloud for their enterprise applications, demand for VMware’s software and services will decline. In addition, we expect that a new technology from competitor Docker will create challenges for VMware. Our thesis did not play out during the period, and VMware reported better-than-expected financial results and raised full-year guidance on total and license revenues. The company’s strong results were driven by growth in new products and a slower decline in its virtualization software. We continue to believe that VMware’s stock will decline and maintained our short position, which is one of several that provide the portfolio a measure of defense.
•	The Mosaic Co. (MOS) is a producer and marketer of two key crop nutrients: concentrated phosphate and potash. Our investment in the company was motivated by our thesis that, as one of the only sectors of the market still in a deflationary environment, agriculture offered some attractive investment opportunities. In particular we believed Mosaic was well positioned to benefit from an uptick in demand for potash-based crop nutrients. However, overcapacity issues in the industry persisted longer than we expected and demand for potash remains weak, keeping prices low. We consequently liquidated our position.

Outlook
Looking ahead, we believe 2017 represents a significant opportunity for investors who engage in and leverage fundamental research to identify stocks for their portfolios. As managers who invest in individual stocks rather than indices, we expect this dynamic to work to our advantage and are confident that the roughly 40 high-conviction ideas we own will perform well in any type of market environment. While the portfolio is now more concentrated, our holdings offer a measure of diversification by working asymmetrically to capitalize on the investment themes we find most exciting and promising.
Thank you for your continued investment.
Minyoung Sohn

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Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2017
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.17
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	18.06%	11.09%	5.64%	7.14%
Class A (MRAEX) w/o sales charge	11/15/13	17.69%	—	—	6.58%
Class A (MRAEX) with sales charge[1]	11/15/13	10.96%	—	—	4.84%
Class C (MRCEX)	7/1/15	17.26%	—	—	5.80%
Investor Class (MRIEX)	11/15/13	17.98%	—	—	6.84%
S&P 500® Index	1/31/05	17.88%	14.62%	7.18%	8.21%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	15	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Composition (Unaudited)

Top 10 Stock and Bond Holdings as of
6.30.17
California Resources Corp., 8.00%, 12/15/22	5.88%
NVIDIA Corp.	5.12%
Apple, Inc.	5.11%
Microsoft Corp.	4.52%
Royal Gold, Inc.	4.16%
Facebook, Inc. Class A	4.02%
Alnylam Pharmaceuticals, Inc.	4.01%
Starbucks Corp.	3.82%
Amazon.com, Inc.	3.70%
Las Vegas Sands Corp.	3.51%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.17
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	16	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Shifting commodity prices, global political concerns, uncertainty over the timing of monetary tightening, and stalled developments surrounding President Trump’s pro-growth agenda seemed to have no effect on U.S. equities during the period. Instead, stock markets marched steadily higher on news of upbeat corporate earnings reports, encouraging economic data, and the Federal Reserve’s more gradual than expected approach to monetary tightening. In all, the Fed raised rates three times during the twelve month period, and maintained its projection of one more potential rate hike in 2017.
As tracked by the Russell indices, stocks in all capitalization ranges delivered strong gains during the period, with small caps posting the highest returns, trailed by large caps and mid caps. In terms of style, growth retained the lead among large and mid cap stocks, but in the small cap universe, value stocks showed a slight advantage.

Fund Performance
For the twelve months ended June 30, 2017, the Meridian Small Cap Growth Fund Legacy Class shares returned 26.96%, outperforming its benchmark, the Russell 2000 Growth Index, which gained 24.40%.
Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation.
Stock selection within industrials was a key contributor to the Fund’s performance. Our overweight position in industrials is concentrated within the commercial & professional services industry group. This sub-sector generated the strongest selection during the period. Businesses we find attractive within this sub-sector tend to exhibit recurring revenue streams and less economic sensitivity than the broader industrials sector. Relative performance also benefited from investments in the energy sector, which outperformed as a result of stabilizing oil prices.
Conversely, relative gains were limited by an underweight position in the materials sector. Because materials names tend to exhibit levered balance sheets and are more influenced by commodity price swings, we typically avoid this sector. Relative performance was also hindered by negative stock selection within the consumer discretionary sector, where holdings in the retailing industry group were especially weak.
The three largest contributors to the Fund’s performance during the period were Grand Canyon Education, Inc. (LOPE), Carbonite, Inc. (CARB), and Exact Sciences Corp. (EXAS).
•	Grand Canyon Education, Inc. (LOPE) operates Grand Canyon University, a for-profit Christian university in Phoenix, Arizona. Through its highly efficient education delivery model, the university serves more than 20,000 students at its physical campus and 70,000 students online. We like the company’s strong, mid-to-high single digit top line growth and solid operating margins. Moving forward, we see opportunities for margins to scale higher, particularly as the company nears the completion of its most recent campus expansion project. As the project winds down, we believe capital expenditures should decline, allowing the company to substantially increase free cash flow. We expect more of the same going forward and maintained our position.

•	Carbonite, Inc. (CARB) provides individuals and small businesses with data backup, recovery, and archiving solutions. We invested in the company due to its low-cost position in the market and open-ended growth in the small business segment. Carbonite acquired EVault and Double-Take Software during the period, thereby increasing the company's exposure to the small business segment. Both companies were purchased at attractive prices and have the potential to add considerable shareholder value once they are integrated. While we believe there is room remaining for Carbonite to grow, recent outperformance led us to trim the position slightly.

•	Exact Sciences Corp. (EXAS) has a novel product, Cologuard, which is a noninvasive screening test for the detection of colorectal cancer. We believe Cologuard can revolutionize the current screening market which creates a significant opportunity for continued market adoption and growth. The stock rallied after United Healthcare announced it would cover Cologuard screenings, effective July 1. Further supporting stock gains were better than expected financial results from stronger than expected test volumes and improving gross margins. Although we scaled back our position marginally, we remain confident in the long-term potential of this company.

Meridian Funds	17	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
The three largest detractors from the Fund’s performance during the period were Endologix, Inc. (ELGX), Sally Beauty Holdings, Inc. (SBH), and National Cinemedia, Inc. (NCMI).
•	Endologix, Inc. (ELGX) is a medical device company that develops, manufactures, and markets minimally invasive treatments for vascular diseases. We invested in Endologix based on our belief that the company’s innovative technologies will allow it to capture an increasingly larger portion of the $2 billion market for abdominal aortic aneurysms (AAA). The stock declined on news that the FDA would require the company to complete a prospective one year clinical trial for Nellix, the company’s revolutionary AAA device. This development pushes the company’s timeline for a potential commercial release in the U.S. to 2020. Nellix, which has been approved in Europe, could more than double Endologix’s market share when launched in the U.S. We consequently maintained our position in the stock.
•	Sally Beauty Holdings, Inc. (SBH) is a specialty distributor and retailer of beauty products to salons and consumers worldwide. We own the company because of its history of consistent earnings growth and promising international opportunities. Management cut forward guidance during the period as lighter retail traffic to the company’s strip mall locations led to negative same-store sales growth in its Sally Beauty Supply segment. Its Beauty Systems Group segment, which distributes directly to beauty salons and is more structurally insulated from broader retail weakness, made up for that decline as the company posted positive same-store sales growth overall. The Beauty Systems Group segment also generates nearly half of the company’s total profits. Efforts to broaden its reach through a revised loyalty program and enhanced social media activities should help combat some of the structural headwinds. We continue to hold our position.
•	National Cinemedia, Inc. (NCMI) displays advertisements to U.S. consumers in movie theaters, online, and through mobile technology. Among the many things we like about this company are its healthy dividend yield, strong EBITDA margins, and long-duration contracts with leading theater groups. The company was challenged during the period as weakness in the scatter market, or spot buy market, led management to lower full year revenue and EBITDA guidance. Other setbacks included outsized exposure to the automotive and entertainment industries, both of which struggled in terms of advertising spending, and the continued overhang of AMC Entertainment’s plan to divest the majority of its stake in National Cinemedia as part of its agreement with the Department of Justice to win approval for last year’s acquisition of Carmike Cinemas. We believe these are short-term issues that may take a few quarters to play out, but we remain patient and on the lookout for buying opportunities that may arise.

Outlook
During the period, macroeconomic and geopolitical events that typically move markets had little effect on equities. In fact, there were only four days during the twelve month period in which the Russell 2000 Growth Index sold off more than 2%. While a lack of volatility challenged our risk-first investment approach during the period, we were able to take advantage of a few buying opportunities. Our largest sector increase was in healthcare which continues to gain momentum despite noise associated with the repeal and replace efforts of the Affordable Care Act. We continue to look for companies that provide value to all three constituencies: patients, providers, and payors.
Looking ahead, we believe this long stretch of low volatility is unlikely to persist for an extended period of time. When equities do correct, we will be on the lookout for companies with predictable and recurring revenue streams, strong competitive advantages, and increasingly large market opportunities.
Thank you for your continued investment.
Chad Meade and Brian Schaub

Total Return Based on a $10,000 investment for the Period Ended June 30, 2017
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Meridian Funds	18	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Average Annual Total Return as of 6.30.17
	Inception	1 Year	3 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	26.96%	10.46%	—	—	13.61%
Institutional Class (MSGRX)	12/24/14	27.19%	—	—	—	9.47%
Class A (MSGAX) w/o sales charge	12/16/13	26.62%	10.09%	—	—	13.23%
Class A (MSGAX) with sales charge[1]	12/16/13	19.31%	7.94%	—	—	11.35%
Class C (MSGCX)	7/1/15	25.72%	—	—	—	7.55%
Investor Class (MISGX)	12/16/13	27.00%	10.41%	—	—	13.56%
Russell 2000® Growth Index	12/16/13	24.40%	7.64%	13.98%	7.82%	8.39%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
See “Disclosures Regarding Fund Performance” on page 25 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	19	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Long-term Investments as of
6.30.17
Sally Beauty Holdings, Inc.	2.57%
SP Plus Corp.	2.13%
Heritage-Crystal Clean, Inc.	2.09%
Carter's, Inc.	2.04%
TriNet Group, Inc.	2.00%
2U, Inc.	1.74%
InnerWorkings, Inc.	1.73%
Wolverine World Wide, Inc.	1.65%
Kirby Corp.	1.61%
Forward Air Corp.	1.49%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.17
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of long-term investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	20	www.meridianfund.com

Meridian Growth Fund
Fund Expenses
June 30, 2017 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.87%	$1,000.00	$1,131.30	$ 4.60
Institutional Class (MRRGX)	0.86%	$1,000.00	$1,131.40	$ 4.54
Class A(MRAGX)	1.18%	$1,000.00	$1,129.70	$ 6.23
Class C(MRCGX)	1.93%	$1,000.00	$1,125.40	$10.17
Investor Class (MRIGX)	0.95%	$1,000.00	$1,131.10	$ 5.02

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.87%	$1,000.00	$1,020.48	$4.36
Institutional Class (MRRGX)	0.86%	$1,000.00	$1,020.53	$4.31
Class A(MRAGX)	1.18%	$1,000.00	$1,018.94	$5.91
Class C(MRCGX)	1.93%	$1,000.00	$1,015.22	$9.64
Investor Class (MRIGX)	0.95%	$1,000.00	$1,020.08	$4.76
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	21	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses
June 30, 2017 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,069.90	$ 5.80
Class A(MFCAX)	1.61%	$1,000.00	$1,067.30	$ 8.25
Class C(MFCCX)	2.13%	$1,000.00	$1,064.70	$10.90
Investor Class (MFCIX)	1.36%	$1,000.00	$1,068.50	$ 6.98

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,019.19	$ 5.66
Class A(MFCAX)	1.61%	$1,000.00	$1,016.81	$ 8.05
Class C(MFCCX)	2.13%	$1,000.00	$1,014.23	$10.64
Investor Class (MFCIX)	1.36%	$1,000.00	$1,018.05	$ 6.80
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	22	www.meridianfund.com

Meridian Equity Income Fund
Fund Expenses
June 30, 2017 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.38%	$1,000.00	$1,076.00	$ 7.10
Class A(MRAEX)	1.73%	$1,000.00	$1,073.90	$ 8.90
Class C(MRCEX)	2.13%	$1,000.00	$1,071.60	$10.94
Investor Class (MRIEX)	1.48%	$1,000.00	$1,075.10	$ 7.61

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.38%	$1,000.00	$1,017.95	$ 6.90
Class A(MRAEX)	1.73%	$1,000.00	$1,016.22	$ 8.65
Class C(MRCEX)	2.13%	$1,000.00	$1,014.23	$10.64
Investor Class (MRIEX)	1.48%	$1,000.00	$1,017.46	$ 7.40
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	23	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
June 30, 2017 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.21%	$1,000.00	$1,111.40	$ 6.33
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,111.90	$ 5.76
Class A(MSGAX)	1.46%	$1,000.00	$1,110.40	$ 7.64
Class C(MSGCX)	2.17%	$1,000.00	$1,105.60	$11.33
Investor Class (MISGX)	1.31%	$1,000.00	$1,111.50	$ 6.86

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.21%	$1,000.00	$1,018.79	$ 6.06
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.34	$ 5.51
Class A(MSGAX)	1.46%	$1,000.00	$1,017.55	$ 7.30
Class C(MSGCX)	2.17%	$1,000.00	$1,014.03	$10.84
Investor Class (MISGX)	1.31%	$1,000.00	$1,018.30	$ 6.56
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	24	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
June 30, 2017

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co. using similar investment strategies.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the imposition of a 2% redemption fee on shares held 60 days or less. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.meridianfund.com.

Meridian Funds	25	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
June 30, 2017
	Shares	Value
Common Stocks - 92.6%
Consumer Discretionary - 17.7%
Diversified Consumer Services - 4.2%
Grand Canyon Education, Inc.[1]	263,893	$ 20,691,850
ServiceMaster Global Holdings, Inc.[1]	1,050,646	41,174,817
		61,866,667
Hotels, Restaurants & Leisure - 1.4%
Dunkin' Brands Group, Inc.[2]	367,173	20,238,576
Leisure Products - 1.7%
Polaris Industries, Inc.[2]	274,663	25,332,168
Media - 0.9%
National CineMedia, Inc.	1,779,738	13,205,656
Specialty Retail - 4.8%
Dick's Sporting Goods, Inc.[2]	308,267	12,278,275
Five Below, Inc.[1,2]	131,004	6,467,667
Hibbett Sports, Inc.[1,2]	297,336	6,169,722
Monro Muffler Brake, Inc.[2]	220,615	9,210,676
Sally Beauty Holdings, Inc.[1]	1,828,386	37,024,817
		71,151,157
Textiles, Apparel & Luxury Goods - 4.7%
Carter's, Inc.	350,300	31,159,185
Lululemon Athletica, Inc.[1]	208,382	12,434,154
Wolverine World Wide, Inc.	895,927	25,094,915
		68,688,254
Total Consumer Discretionary		260,482,478
Consumer Staples - 0.7%
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.[2]	95,150	10,191,517
Total Consumer Staples		10,191,517
Energy - 1.2%
Energy Equipment & Services - 1.2%
Dril-Quip, Inc.[1,2]	140,350	6,849,080
RigNet, Inc.[1]	658,963	10,576,356
Total Energy		17,425,436
Financials - 5.9%
Capital Markets - 5.1%
CBOE Holdings	124,667	11,394,564
Financial Engines, Inc.[2]	361,007	13,212,856
LPL Financial Holdings, Inc.	839,202	35,632,517
WisdomTree Investments, Inc.[2]	1,555,164	15,816,018
		76,055,955
Commercial Banks - 0.8%
Bank of the Ozarks, Inc.	240,849	11,288,592
Total Financials		87,344,547
	Shares	Value
Health Care - 21.4%
Biotechnology - 4.3%
Alnylam Pharmaceuticals, Inc.[1,2]	127,267	$ 10,150,816
Atara Biotherapeutics, Inc. [1,2]	334,068	4,676,952
Bluebird Bio, Inc.[1]	83,618	8,784,071
DBV Technologies SA ADR (France)[1]	186,154	6,647,560
Dyax Corp. CVR	316,946	351,810
Exact Sciences Corp.[1]	462,706	16,365,911
Juno Therapeutics, Inc. [1,2]	310,807	9,290,021
Neurocrine Biosciences, Inc.[1]	166,884	7,676,664
		63,943,805
Health Care Equipment & Supplies - 8.3%
ABIOMED, Inc.[1]	51,348	7,358,168
Cooper Cos., Inc. (The)	60,267	14,429,125
DexCom, Inc.[1]	151,397	11,074,691
Endologix, Inc.[1,2]	1,480,030	7,192,946
Insulet Corp.[1,2]	157,592	8,086,046
Nevro Corp. [1,2]	144,538	10,757,963
Novadaq Technologies, Inc. (Canada)[1,2]	983,284	11,524,088
Quidel Corp.[1]	196,293	5,327,392
Spectranetics Corp. (The)[1]	482,388	18,523,699
STERIS Plc (United Kingdom)[2]	347,600	28,329,400
		122,603,518
Health Care Providers & Services - 2.2%
Healthequity, Inc.[1,2]	161,506	8,047,844
MEDNAX [1,2]	286,192	17,277,411
Patterson Cos, Inc.[2]	152,835	7,175,603
		32,500,858
Health Care Technology - 2.5%
athenahealth, Inc.[1,2]	106,432	14,959,018
Evolent Health, Inc. Class A1,2	291,885	7,399,285
Medidata Solutions, Inc.[1]	178,872	13,987,790
		36,346,093
Life Sciences Tools & Services - 1.5%
INC Research Holdings, Inc. Class A1	369,860	21,636,810
Pharmaceuticals - 2.6%
Catalent Inc. [1]	335,401	11,772,575
Moderna Therapeutics , Inc. Acquisition Date: 8/8/16, Cost $5,764,948[1,3,4]	656,600	5,764,948
Prestige Brands Holdings, Inc.[1]	183,984	9,716,195
Revance Therapeutics, Inc.[1,2]	397,805	10,502,052
		37,755,770
Total Health Care		314,786,854
The accompanying notes are an integral part of the financial statements.

Meridian Funds	26	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2017
	Shares	Value
Industrials - 24.1%
Aerospace & Defense - 1.7%
HEICO Corp. Class A	406,498	$ 25,223,201
Air Freight & Logistics - 1.5%
Forward Air Corp.	401,827	21,409,342
Building Products - 0.6%
ALLEGION Plc (Ireland)	114,432	9,282,724
Commercial Services & Supplies - 4.3%
Clean Harbors, Inc.[1]	523,429	29,223,041
Multi-Color Corp.	249,782	20,382,211
Ritchie Bros. Auctioneers, Inc. (Canada)[2]	473,503	13,608,476
		63,213,728
Electrical Equipment - 2.3%
Sensata Technologies Holding N.V. (Netherlands)[1,2]	797,593	34,073,173
Machinery - 6.0%
John Bean Technologies Corp.	96,557	9,462,586
Kennametal, Inc.	300,854	11,257,957
Proto Labs, Inc.[1,2]	274,785	18,479,291
Tennant Co.	241,575	17,828,235
Wabtec Corp.[2]	238,237	21,798,685
Woodward, Inc.	143,520	9,699,082
		88,525,836
Marine - 1.6%
Kirby Corp.[1,2]	342,088	22,868,583
Professional Services - 2.9%
Advisory Board Co. (The)[1]	150,356	7,743,334
TriNet Group, Inc.[1]	1,053,367	34,487,236
		42,230,570
Road & Rail - 2.2%
Heartland Express, Inc.[2]	1,090,838	22,711,247
Roadrunner Transportation Systems, Inc.[1]	432,762	3,146,180
Saia, Inc.[1]	134,729	6,911,598
		32,769,025
Trading Companies & Distributors - 1.0%
MSC Industrial Direct Co., Inc. Class A	171,450	14,737,842
Total Industrials		354,334,024
Information Technology - 20.8%
Electronic Equipment & Instruments - 2.8%
CDW Corp.	349,926	21,880,873
Trimble Navigation Ltd.[1]	547,515	19,529,860
		41,410,733
Internet Software & Services - 6.7%
2U, Inc.[1,2]	567,036	26,605,329
	Shares	Value
ChannelAdvisor Corp.[1]	767,720	$ 8,867,166
Cimpress, N.V. (Netherlands)[1,2]	126,970	12,002,474
CoStar Group, Inc.[1]	41,470	10,931,492
New Relic, Inc. [1,2]	313,570	13,486,646
Shutterstock, Inc.[1,2]	462,664	20,394,229
SPS Commerce, Inc.[1]	86,461	5,512,753
		97,800,089
IT Services - 2.7%
Euronet Worldwide, Inc.[1]	93,056	8,130,303
Gartner, Inc.[1]	123,889	15,301,530
MAXIMUS, Inc.	253,492	15,876,204
		39,308,037
Software - 7.0%
Barracuda Networks, Inc.[1]	317,509	7,321,758
Cadence Design Systems, Inc.[1]	908,682	30,431,760
Callidus Software, Inc.[1]	637,252	15,421,498
Descartes Systems Group, Inc. (The) (Canada)[1]	511,211	12,447,988
RealPage, Inc.[1]	277,820	9,987,629
SS&C Technologies Holdings, Inc.[2]	730,799	28,069,990
		103,680,623
Technology Hardware, Storage & Peripherals - 1.6%
3D Systems[1,2]	590,029	11,033,542
Stratasys Ltd.[1,2]	544,841	12,700,244
		23,733,786
Total Information Technology		305,933,268
Real Estate - 0.8%
Equity Real Estate Investment Trusts (REITS) - 0.8%
National Storage Affiliates Trust	547,996	12,664,188
Total Real Estate		12,664,188
Total Common Stocks - 92.6% (Cost $1,078,928,631)		1,363,162,312
Shares/ Principal Amount
Short-Term Investments - 16.6%5
Money Market Funds - 0.0%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.86%	899	899

The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2017
	Shares/ Principal Amount	Value
Repurchase Agreements - 16.6%
BNP Paribas S.A., dated 6/30/17, due 7/3/17, 1.11%, total to be received $10,325,330 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 7/28/17 - 9/9/49, totaling $10,530,863)	$ 10,324,375	$ 10,324,375
BNP Paribas S.A., dated 6/30/17, due 7/3/17, 1.12%, total to be received $24,955,114 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 11/1/18 - 7/20/63, totaling $25,451,841)	24,952,785	24,952,785
Citigroup Global Markets, Inc., dated 6/30/17, due 7/3/17, 1.08%, total to be received $38,764,714 (collateralized by various U.S. Treasury Obligations, 1.38% - 6.38%, 2/29/20 - 8/15/27, totaling $39,536,454)	38,761,225	38,761,225
HSBC Securities, Inc., dated 6/30/17, due 7/3/17, 1.06%, total to be received $12,568,152 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 7.25%, 7/15/17 - 1/15/37, totaling $12,818,404)	12,567,042	12,567,042
	Shares/ Principal Amount	Value
HSBC Securities, Inc., dated 6/30/17, due 7/3/17, 1.07%, total to be received $44,551,146 (collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% - 4.50%, 5/20/40 - 6/20/47, totaling $45,438,440)	$ 44,547,174	$ 44,547,174
Merrill Lynch Pierce Fenner & Smith, Inc., dated 6/30/17, due 7/3/17, 1.09%, total to be received $57,119,404 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 6.00%, 4/1/21 - 7/1/47, totaling $58,256,500)	57,114,216	57,114,216
Mizuho Financial Group, Inc., dated 6/30/17, due 7/3/17, 1.12%, total to be received $57,119,547 (collateralized by various U.S. Government Sponsored Agency Obligations, 2.50% - 4.50%, 5/1/27 - 5/1/47, totaling $58,256,500)	57,114,216	57,114,216
Total Repurchase Agreements		245,381,033
Total Short-Term Investments - 16.6% (Cost $245,381,932)		245,381,932
Total Investments - 109.2% (Cost $1,324,310,563)		1,608,544,244
Liabilities in Excess of Other Assets - (9.2)%		(136,028,021)
Net Assets - 100.0%		$1,472,516,223

The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2017
ADR—American Depositary Receipt
CVR—Contingent Value Rights
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	Non-income producing securities
[2]	All or portion of this security is on loan at June 30, 2017. Total value of such securities at period-end amounts to $304,521,688 and represents 20.68% of net assets.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $5,764,948 and represents 0.39% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
June 30, 2017
	Shares	Value
Common Stocks - 91.2%
Consumer Discretionary - 8.2%
Diversified Consumer Services - 0.5%
Regis Corp.[1]	285,601	$ 2,933,122
Hotels, Restaurants & Leisure - 2.1%
Las Vegas Sands Corp.	199,433	12,741,775
Leisure Products - 1.2%
Polaris Industries, Inc.[2]	77,000	7,101,710
Media - 2.3%
Lions Gate Entertainment Corp. Class A (Canada)[2]	170,000	4,797,400
Lions Gate Entertainment Corp. Class B (Canada)[1]	214,000	5,623,920
National CineMedia, Inc.	395,000	2,930,900
		13,352,220
Specialty Retail - 2.1%
Dick's Sporting Goods, Inc.[2]	173,806	6,922,693
Five Below, Inc.[1,2]	109,511	5,406,558
		12,329,251
Total Consumer Discretionary		48,458,078
Consumer Staples - 4.2%
Beverages - 1.8%
Diageo Plc ADR (United Kingdom)	88,512	10,606,393
Food Products - 2.4%
Nomad Foods Ltd. (United Kingdom)[1]	1,024,000	14,448,640
Total Consumer Staples		25,055,033
Energy - 6.7%
Energy Equipment & Services - 0.7%
Helmerich & Payne, Inc. [2]	74,887	4,069,360
Oil, Gas & Consumable Fuels - 6.0%
California Resources Corp.[1,2]	461,271	3,943,867
EOG Resources, Inc.	189,826	17,183,049
TOTAL SA ADR (France)	296,000	14,678,640
		35,805,556
Total Energy		39,874,916
Financials - 11.0%
Capital Markets - 3.0%
Oaktree Capital Group LLC	215,970	10,064,202
TPG Pace Energy Holdings Corp.[1]	261,850	2,733,714
TPG Pace Holdings Corp.[1]	143,954	1,476,968
WisdomTree Investments, Inc.[2]	315,000	3,203,550
		17,478,434
	Shares	Value
Commercial Banks - 7.0%
Bank of Hawaii Corp.[2]	103,968	$ 8,626,225
Citizens Financial Group, Inc.	251,409	8,970,273
U.S. Bancorp	352,000	18,275,840
Umpqua Holdings Corp.	310,000	5,691,600
		41,563,938
Consumer Finance - 1.0%
PRA Group Inc.[1]	157,000	5,950,300
Total Financials		64,992,672
Health Care - 10.7%
Biotechnology - 6.9%
Achillion Pharmaceuticals, Inc.[1,2]	675,000	3,098,250
Agios Pharmaceuticals, Inc.[1,2]	125,000	6,431,250
Celgene Corp.[1]	134,000	17,402,580
Juno Therapeutics, Inc. [1,2]	251,796	7,526,183
Neurocrine Biosciences, Inc.[1,2]	139,022	6,395,012
		40,853,275
Life Sciences Tools & Services - 2.3%
Accelerate Diagnostics, Inc. [1,2]	337,769	9,237,982
Pacific Biosciences of California, Inc.[1,2]	1,272,477	4,530,018
		13,768,000
Pharmaceuticals - 1.5%
Nektar Therapeutics [1,2]	458,997	8,973,391
Total Health Care		63,594,666
Industrials - 8.9%
Aerospace & Defense - 1.4%
KLX, Inc.[1]	161,263	8,063,150
Construction & Engineering - 0.5%
Chicago Bridge & Iron Co. N.V. (Nertherlands)	150,000	2,959,500
Electrical Equipment - 1.9%
EnerSys, Inc.	158,000	11,447,100
Machinery - 3.0%
Xylem, Inc.	316,610	17,549,692
Road & Rail - 1.1%
Union Pacific Corp.	59,370	6,465,987
Trading Companies & Distributors - 1.0%
H&E Equipment Services, Inc.[2]	293,487	5,990,069
Total Industrials		52,475,498
Information Technology - 25.6%
Communications Equipment - 1.7%
Nokia OYJ ADR (Finland)	1,600,000	9,856,000
Electronic Equipment & Instruments - 1.7%
Trimble Navigation Ltd.[1]	277,156	9,886,155
The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2017
	Shares	Value
Internet Software & Services - 1.8%
Benefitfocus, Inc.[1,2]	185,000	$ 6,724,750
Nutanix, Inc. Class A1,2	210,000	4,231,500
		10,956,250
IT Services - 4.8%
Acxiom Corp.[1]	366,645	9,525,437
CACI International, Inc. Class A1	153,800	19,232,690
		28,758,127
Semiconductors - 4.0%
Micron Technology, Inc.[1]	450,772	13,460,052
NVIDIA Corp.	70,742	10,226,463
		23,686,515
Software - 8.7%
FireEye, Inc.[1,2]	251,049	3,818,455
Microsoft Corp.	340,200	23,449,986
Silver Spring Networks, Inc.[1,2]	635,303	7,166,218
Verint Systems, Inc.[1]	417,000	16,971,900
		51,406,559
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	119,000	17,138,380
Total Information Technology		151,687,986
Materials - 8.3%
Chemicals - 1.6%
Agrium, Inc. (Canada)	103,777	9,390,781
Construction Materials - 3.4%
Summit Materials Inc. Class A1	351,500	10,147,805
U.S. Concrete, Inc.[1,2]	127,200	9,991,560
		20,139,365
Containers & Packaging - 2.0%
Owens-Illinois, Inc.[1]	512,200	12,251,824
Metals & Mining - 1.3%
Newmont Mining Corp.	236,000	7,644,040
Total Materials		49,426,010
Real Estate - 5.1%
Equity Real Estate Investment Trusts (REITS) - 2.0%
Rayonier, Inc.	406,080	11,682,922
Real Estate Management & Development - 3.1%
Alexander & Baldwin, Inc.	446,677	18,483,494
Total Real Estate		30,166,416
Telecommunication Services - 1.8%
Diversified Telecommunications - 1.8%
Iridium Communications, Inc.[1,2]	935,515	10,337,441
Total Telecommunication Services		10,337,441
	Shares	Value
Utilities - 0.7%
Water Utilities - 0.7%
AquaVenture Holdings Ltd.[1,2]	270,000	$ 4,112,100
Total Utilities		4,112,100
Total Common Stocks - 91.2% (Cost $419,630,727)		540,180,816
	Number of Contracts
Put Options Purchased - 0.0%
SPDR S&P 500 ETF Trust Expiring September 15, 2017 at $215.00	2,000	134,000
SPDR S&P MidCap 400 ETF Trust Expiring September 15, 2017 at $285.00	1,000	15,000
Total Put Options Purchased - 0.0% (Cost $720,380)		149,000
	Shares/ Principal Amount
Short-Term Investments - 17.6%3
Repurchase Agreements - 17.6%
BNP Paribas S.A., dated 6/30/17, due 7/3/17, 1.11%, total to be received $4,382,756 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 7/28/17 - 9/9/49, totaling $4,469,998)	$ 4,382,351	4,382,351
BNP Paribas S.A., dated 6/30/17, due 7/3/17, 1.12%, total to be received $19,862,559 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 11/1/18 - 7/20/63, totaling $20,257,919)	19,860,705	19,860,705

The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2017
	Shares/ Principal Amount	Value
HSBC Securities, Inc., dated 6/30/17, due 7/3/17, 1.06%, total to be received $5,334,758 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 7.25%, 7/15/17 - 1/15/37, totaling $5,440,982)	$ 5,334,287	$ 5,334,287
HSBC Securities, Inc., dated 6/30/17, due 7/3/17, 1.07%, total to be received $18,910,455 (collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% - 4.50%, 5/20/40 - 6/20/47, totaling $19,287,081)	18,908,769	18,908,769
JP Morgan Securities LLC, dated 6/30/17, due 7/3/17, 1.08%, total to be received $7,184,426 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.50% - 5.00%, 7/31/17 - 2/15/47, totaling $7,327,524)	7,183,779	7,183,779
Merrill Lynch Pierce Fenner & Smith, Inc., dated 6/30/17, due 7/3/17, 1.09%, total to be received $24,245,258 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 6.00%, 4/1/21 - 7/1/47, totaling $24,727,917)	24,243,056	24,243,056
	Shares/ Principal Amount	Value
Mizuho Financial Group, Inc., dated 6/30/17, due 7/3/17, 1.12%, total to be received $24,245,319 (collateralized by various U.S. Government Sponsored Agency Obligations, 2.50% - 4.50%, 5/1/27 - 5/1/47, totaling $24,727,918)	$ 24,243,056	$ 24,243,056
Total Repurchase Agreements		104,156,003
Total Investments - 108.8% (Cost $524,507,110)		644,485,819
Liabilities in Excess of Other Assets - (8.8)%		(52,210,563)
Net Assets - 100.0%		$ 592,275,256
	Number of Contracts
Put Options Written - (0.0)%
EnerSys, Inc. Expiring September 15, 2017 at $70.00	(200)	(45,000)
Nutanix, Inc. Expiring August 18, 2017 at $17.50	(500)	(40,000)
Total Put Options Written - (0.0)% (Premium received $(85,098))		$ (85,000)

ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	Non-income producing securities
[2]	All or portion of this security is on loan at June 30, 2017. Total value of such securities at period-end amounts to $119,853,129 and represents 20.24% of net assets.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments
June 30, 2017
	Shares	Value
Common Stocks - 90.0%
Consumer Discretionary - 15.5%
Hotels, Restaurants & Leisure - 8.6%
Chipotle Mexican Grill, Inc.[1]	1,500	$ 624,150
Las Vegas Sands Corp.	27,265	1,741,961
Starbucks Corp.	32,549	1,897,932
		4,264,043
Internet & Direct Marketing Retail - 3.7%
Amazon.com, Inc.[1]	1,898	1,837,264
Media - 2.0%
Walt Disney Co. (The)[2]	9,438	1,002,787
Specialty Retail - 1.2%
TJX Companies, Inc. (The)[2]	8,000	577,360
Total Consumer Discretionary		7,681,454
Consumer Staples - 4.8%
Food & Staples Retailing - 2.8%
Costco Wholesale Corp.[2]	8,810	1,408,983
Tobacco - 2.0%
Altria Group, Inc.	13,167	980,547
Total Consumer Staples		2,389,530
Energy - 5.5%
Oil, Gas & Consumable Fuels - 5.5%
California Resources Corp.[1,3]	94,383	806,975
Cheniere Energy, Inc.[1]	30,000	1,461,300
EOG Resources, Inc.	5,002	452,781
Total Energy		2,721,056
Financials - 7.7%
Capital Markets - 1.2%
Intercontinental Exchange, Inc.	8,930	588,666
Commercial Banks - 6.5%
Citigroup, Inc.	15,101	1,009,955
JPMorgan Chase & Co.	10,129	925,790
U.S. Bancorp	24,590	1,276,713
		3,212,458
Total Financials		3,801,124
Health Care - 15.6%
Biotechnology - 14.3%
Alnylam Pharmaceuticals, Inc.[1,3]	25,000	1,994,000
Celgene Corp.[1]	11,452	1,487,272
Exact Sciences Corp.[1,3]	35,241	1,246,474
Juno Therapeutics, Inc. [1,3]	25,000	747,250
Vertex Pharmaceuticals, Inc. [1]	12,500	1,610,875
		7,085,871
Life Sciences Tools & Services - 1.3%
Accelerate Diagnostics, Inc. [1,3]	24,052	657,822
Total Health Care		7,743,693
	Shares	Value
Industrials - 5.2%
Air Freight & Logistics - 2.1%
United Parcel Service, Inc. Class B	9,435	$ 1,043,416
Professional Services - 3.1%
Equifax, Inc.	11,326	1,556,419
Total Industrials		2,599,835
Information Technology - 27.6%
Internet Software & Services - 7.3%
Alphabet, Inc. Class A1,2	1,762	1,638,096
Facebook, Inc. Class A1	13,215	1,995,201
		3,633,297
IT Services - 2.9%
MasterCard, Inc. Class A	5,228	634,940
Visa, Inc. Class A	8,779	823,295
		1,458,235
Semiconductors - 7.8%
NVIDIA Corp.	17,607	2,545,268
QUALCOMM, Inc.	23,788	1,313,573
		3,858,841
Software - 4.5%
Microsoft Corp.[2]	32,598	2,246,980
Technology Hardware, Storage & Peripherals - 5.1%
Apple, Inc.[2]	17,620	2,537,633
Total Information Technology		13,734,986
Materials - 5.1%
Chemicals - 0.9%
Dow Chemical Co. (The)	7,166	451,960
Metals & Mining - 4.2%
Royal Gold, Inc.	26,430	2,066,033
Total Materials		2,517,993
Telecommunication Services - 1.8%
Wireless Telecommunication Services - 1.8%
T-Mobile US, Inc.[1]	15,000	909,300
Total Telecommunication Services		909,300
Utilities - 1.2%
Multi-Utilities - 1.2%
Dominion Resources, Inc.	8,000	613,040
Total Utilities		613,040
Total Common Stocks - 90.0% (Cost $32,652,640)		44,712,011
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2017
	Principal Amount	Value
Corporate Bonds - 5.9%
Energy - 5.9%
Oil, Gas & Consumable Fuels - 5.9%
California Resources Corp., 8.00%, 12/15/22[3,4]	$4,616,000	$ 2,919,620
Total Corporate Bonds - 5.9% (Cost $2,624,880)		2,919,620
	Number of Contracts
Call Options Purchased - 0.7%
NVIDIA Corp. Expiring January 18, 2019 at $200.00	100	134,900
NVIDIA Corp. Expiring January 18, 2019 at $250.00	50	31,250
Royal Gold, Inc. Expiring January 18, 2019 at $100.00	150	97,500
Royal Gold, Inc. Expiring January 18, 2019 at $120.00	200	66,000
Twitter, Inc. Expiring January 19, 2018 at $30.00	250	5,250
Total Call Options Purchased - 0.7% (Cost $406,084)		334,900
Put Options Purchased - 0.9%
Netflix, Inc.
Expiring August 08, 2017 at $120.00	250	20,000
Expiring September 15, 2017 at $120.00	165	19,635
Expiring January 19, 2018 at $100.00	100	14,300
Expiring January 18, 2019 at $145.00	65	129,350
NIKE, Inc. Expiring January 19, 2018 at $57.50	250	76,250
Procter & Gamble Co. (The) Expiring January 18, 2019 at $80.00	100	46,500
	Number of Contracts	Value
Tesla, Inc. Expiring January 19, 2018 at $320.00	50	$128,700
Total Put Options Purchased - 0.9% (Cost $514,139)		434,735
	Shares/ Principal Amount
Short-Term Investments - 12.5%5
Repurchase Agreements - 12.5%
BNP Paribas S.A., dated 6/30/17, due 7/3/17, 1.11%, total to be received $262,410 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 7/28/17 - 9/9/49, totaling $267,634)	$ 262,386	262,386
HSBC Securities, Inc., dated 6/30/17, due 7/3/17, 1.06%, total to be received $319,410 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 7.25%, 7/15/17 - 1/15/37, totaling $325,770)	319,382	319,382
HSBC Securities, Inc., dated 6/30/17, due 7/3/17, 1.07%, total to be received $1,132,233 (collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% - 4.50%, 5/20/40 - 6/20/47, totaling $1,154,783)	1,132,132	1,132,132
JP Morgan Securities LLC, dated 6/30/17, due 7/3/17, 1.08%, total to be received $167,742 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.50% - 5.00%, 7/31/17 - 2/15/47, totaling $171,083)	167,727	167,727
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2017
	Shares/ Principal Amount	Value
Merrill Lynch Pierce Fenner & Smith, Inc., dated 6/30/17, due 7/3/17, 1.08%, total to be received $1,451,645 (collateralized by various U.S. Treasury Obligations, 0.63% - 2.63%, 7/15/17 - 2/15/45, totaling $1,480,544)	$ 1,451,514	$ 1,451,514
Mizuho Financial Group, Inc., dated 6/30/17, due 7/3/17, 1.12%, total to be received $1,451,649 (collateralized by various collateralized by various U.S. Government Sponsored Agency Obligations, 2.50% - 4.50%, 5/1/27 - 5/1/47, totaling $1,480,545)	1,451,514	1,451,514
RBC Dominion Securities, Inc., dated 6/30/17, due 7/3/17, 1.08%, total to be received $1,451,645 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 1.38% - 7.00%, 2/19/19 - 6/1/47, totaling $1,480,544)	1,451,514	1,451,514
Total Repurchase Agreements		6,236,169
Total Investments - 110.0% (Cost $42,433,912)		54,637,435
Liabilities in Excess of Other Assets - (10.0)%		(4,948,964)
Net Assets - 100.0%		$49,688,471
	Shares	Value
Securities Sold Short - (9.3)%
Consumer Discretionary - (5.8)%
Household Products - (1.7)%
Procter & Gamble Co. (The)	(10,000)	$ (871,500)
Textiles, Apparel & Luxury Goods - (2.1)%
Deckers Outdoor Corp.[1]	(15,000)	(1,023,900)
Internet & Direct Marketing Retail - (2.0)%
Netflix, Inc.[1]	(6,500)	(971,165)
Total Consumer Discretionary		(2,866,565)
Consumer Staples - (1.3)%
Food & Staples Retailing - (1.3)%
Wal-Mart Stores, Inc.	(8,800)	(665,984)
Total Consumer Staples		(665,984)
Information Technology - (2.2)%
Internet Software & Services - (1.3)%
GrubHub, Inc.[1]	(15,000)	(654,000)
Software - (0.9)%
VMware, Inc. Class A1	(5,000)	(437,150)
Total Information Technology		(1,091,150)
Total Securities - (9.3%) (Proceeds $(4,295,049))		$ (4,623,699)
	Number of Contracts
Put Option Written - (0.0)%
Netflix, Inc. Expiring January 19, 2018 at $65.00	(100)	(1,100)
Total Put Option Written - (0.0)% (Premium received $(13,319))		$ (1,100)

[1]	Non-income producing securities
[2]	Securities, or a portion thereof, were pledged as collateral for securities sold short by the fund.
[3]	All or portion of this security is on loan at June 30, 2017. Total value of such securities at period-end amounts to $6,005,706 and represents 12.09% of net assets.
[4]	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
June 30, 2017
	Shares	Value
Common Stocks - 87.7%
Consumer Discretionary - 12.7%
Diversified Consumer Services - 1.3%
Grand Canyon Education, Inc.[1]	153,296	$ 12,019,939
Hotels, Restaurants & Leisure - 0.9%
Playa Hotels & Resorts, N.V.[1]	689,080	8,234,506
Leisure Products - 1.0%
Malibu Boats, Inc. Class A1	338,803	8,764,834
Media - 1.3%
Emerald Expositions Events, Inc.[2]	224,090	4,907,571
National CineMedia, Inc.	869,409	6,451,015
		11,358,586
Specialty Retail - 4.5%
Boot Barn Holdings, Inc. [1,2]	285,989	2,024,802
Five Below, Inc.[1,2]	76,919	3,797,491
Hibbett Sports, Inc.[1,2]	158,322	3,285,182
Monro Muffler Brake, Inc.	131,888	5,506,324
Sally Beauty Holdings, Inc.[1]	1,140,234	23,089,738
Winmark Corp.[2]	21,146	2,726,777
		40,430,314
Textiles, Apparel & Luxury Goods - 3.7%
Carter's, Inc.	205,835	18,309,023
Wolverine World Wide, Inc.	528,065	14,791,101
		33,100,124
Total Consumer Discretionary		113,908,303
Consumer Staples - 0.7%
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.[2]	55,250	5,917,828
Total Consumer Staples		5,917,828
Energy - 1.6%
Energy Equipment & Services - 0.4%
RigNet, Inc.[1]	206,009	3,306,444
Oil, Gas & Consumable Fuels - 1.2%
Evolution Petroleum Corp.	1,381,589	11,190,871
Total Energy		14,497,315
Financials - 5.8%
Capital Markets - 5.2%
Avista Healthcare Public Acquisition Corp.[1]	772,389	7,947,883
Easterly Acquisition Corp.[1]	243,726	2,449,446
Financial Engines, Inc.[2]	207,196	7,583,374
PennantPark Investment Corp.	592,121	4,375,774
TPG Pace Energy Holdings Corp.[1]	960,033	10,022,745
TPG Pace Holdings Corp.[1]	547,582	5,618,191
WisdomTree Investments, Inc.[2]	835,649	8,498,550
		46,495,963
	Shares	Value
Insurance - 0.6%
Trupanion, Inc. [1,2]	267,542	$ 5,987,590
Total Financials		52,483,553
Health Care - 20.7%
Biotechnology - 5.6%
Atara Biotherapeutics, Inc. [1,2]	249,322	3,490,508
Bluebird Bio, Inc.[1,2]	44,825	4,708,866
Chimerix, Inc. [1,2]	615,708	3,355,609
DBV Technologies SA ADR (France)[1,2]	100,393	3,585,034
Exact Sciences Corp.[1]	271,800	9,613,566
Heron Therapeutics, Inc.[1,2]	272,417	3,772,975
Immunomedics, Inc.[1,2]	798,709	7,052,601
Mersana Therapeutics, Inc.[1]	221,420	3,093,237
Syndax Pharmaceuticals, Inc.[1]	288,122	4,025,064
Versartis, Inc.[1]	261,268	4,559,127
Xencor, Inc. [1]	152,734	3,224,215
		50,480,802
Health Care Equipment & Supplies - 6.3%
CryoLife, Inc.[1]	324,915	6,482,054
Endologix, Inc.[1,2]	927,346	4,506,902
Entellus Medical, Inc.[1,2]	363,761	6,023,882
Insulet Corp.[1,2]	86,429	4,434,672
Merit Medical Systems, Inc.[1]	116,119	4,429,940
Natus Medical Inc.[1]	79,796	2,976,391
Nevro Corp. [1,2]	90,143	6,709,343
Novadaq Technologies, Inc. (Canada)[1,2]	537,497	6,299,465
Quidel Corp.[1]	115,418	3,132,445
Spectranetics Corp. (The)[1,2]	291,161	11,180,582
		56,175,676
Health Care Providers & Services - 0.5%
Healthequity, Inc.[1,2]	89,311	4,450,367
Health Care Technology - 2.6%
athenahealth, Inc.[1,2]	50,508	7,098,899
Evolent Health, Inc. Class A1,2	169,832	4,305,241
HealthStream, Inc.[1]	147,191	3,874,067
Medidata Solutions, Inc.[1]	104,622	8,181,441
		23,459,648
Life Sciences Tools & Services - 2.6%
Accelerate Diagnostics, Inc. [1,2]	224,883	6,150,550
INC Research Holdings, Inc. Class A1	217,319	12,713,161
Pacific Biosciences of California, Inc.[1,2]	1,267,730	4,513,119
		23,376,830
Pharmaceuticals - 3.1%
Catalent Inc. [1]	197,019	6,915,367
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2017
	Shares	Value
Kiniksa Pharmaceuticals Ltd. Acquisition Date: 3/8/17, Cost $2,008,733[1,3,4]	790,000	$ 2,008,733
NeuroDerm Ltd. (Israel)[1,2]	148,650	4,444,635
Prestige Brands Holdings, Inc.[1]	107,951	5,700,892
Revance Therapeutics, Inc.[1,2]	200,871	5,302,995
WaVe Life Sciences Ltd.[1,2]	198,327	3,688,882
		28,061,504
Total Health Care		186,004,827
Industrials - 22.6%
Aerospace & Defense - 0.5%
Axon Enterprise, Inc.[1,2]	166,841	4,194,383
Air Freight & Logistics - 1.5%
Forward Air Corp.	250,648	13,354,525
Commercial Services & Supplies - 9.8%
Clean Harbors, Inc.[1]	165,715	9,251,868
Heritage-Crystal Clean, Inc.[1]	1,178,512	18,738,341
Hudson Technologies, Inc.[1]	596,384	5,039,445
InnerWorkings, Inc.[1]	1,340,526	15,550,102
Multi-Color Corp.	154,268	12,588,269
Ritchie Bros. Auctioneers, Inc. (Canada)[2]	284,130	8,165,896
SP Plus Corp.[1]	625,738	19,116,296
		88,450,217
Machinery - 4.0%
Graham Corp.[2]	219,317	4,311,772
John Bean Technologies Corp.	61,546	6,031,508
Kennametal, Inc.	169,313	6,335,692
Proto Labs, Inc.[1,2]	169,096	11,371,706
Tennant Co.	106,612	7,867,966
		35,918,644
Marine - 1.6%
Kirby Corp.[1,2]	216,316	14,460,725
Professional Services - 3.1%
Advisory Board Co. (The)[1]	82,218	4,234,227
TriNet Group, Inc.[1]	547,004	17,908,911
TrueBlue, Inc.[1]	204,763	5,426,219
		27,569,357
Road & Rail - 2.1%
Heartland Express, Inc.[2]	634,747	13,215,433
Roadrunner Transportation Systems, Inc.[1]	139,345	1,013,038
Saia, Inc.[1]	87,248	4,475,822
		18,704,293
Total Industrials		202,652,144
Information Technology - 22.0%
Electronic Equipment & Instruments - 1.1%
CTS Corp.	255,962	5,528,779
	Shares	Value
Mesa Laboratories, Inc.	31,022	$ 4,445,763
		9,974,542
Internet Software & Services - 11.5%
2U, Inc.[1,2]	332,584	15,604,841
Actua Corp.[1]	614,512	8,633,894
Carbonite, Inc.[1,2]	332,649	7,251,748
ChannelAdvisor Corp.[1]	541,247	6,251,403
Cimpress, N.V. (Netherlands)[1,2]	69,009	6,523,421
comScore, Inc.[1,2]	254,502	6,680,678
Envestnet, Inc.[1]	202,765	8,029,494
LivePerson, Inc.[1]	652,886	7,181,746
New Relic, Inc. [1,2]	167,715	7,213,422
Shutterstock, Inc.[1,2]	290,892	12,822,519
SPS Commerce, Inc.[1]	50,069	3,192,399
Xactly Corp.[1]	322,994	5,054,856
XO Group, Inc.[1]	485,054	8,546,652
		102,987,073
IT Services - 1.9%
Euronet Worldwide, Inc.[1]	40,720	3,557,706
Forrester Research, Inc.	133,803	5,238,387
Presidio, Inc.[1,2]	565,415	8,091,089
		16,887,182
Software - 5.9%
Barracuda Networks, Inc.[1]	195,440	4,506,847
Blackline, Inc.[1,2]	66,362	2,371,778
Callidus Software, Inc.[1]	465,186	11,257,501
Descartes Systems Group, Inc. (The) (Canada)[1]	245,881	5,987,202
Everbridge, Inc.[1]	207,772	5,061,326
Exa Corp.[1]	891,534	12,303,169
QAD, Inc. Class A	215,079	6,893,282
RealPage, Inc.[1]	133,065	4,783,687
		53,164,792
Technology Hardware, Storage & Peripherals - 1.6%
3D Systems[1,2]	354,053	6,620,791
Stratasys Ltd.[1,2]	319,392	7,445,028
		14,065,819
Total Information Technology		197,079,408
Real Estate - 1.6%
Equity Real Estate Investment Trusts (REITS) - 1.1%
Jernigan Capital, Inc.[2]	224,713	4,943,686
National Storage Affiliates Trust	218,414	5,047,547
		9,991,233
Real Estate Management & Development - 0.5%
FirstService Corp. (Canada)	70,207	4,491,844
Total Real Estate		14,483,077
Total Common Stocks - 87.7% (Cost $665,136,864)		787,026,455

The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2017
	Shares	Value
Exchange Traded Funds - 2.0%
iShares Russell 2000 Growth ETF	52,418	$ 8,846,586
iShares Russell 2000 ETF	62,970	8,873,732
Total Exchange Traded Funds - 2.0% (Cost $17,734,663)		17,720,318
	Shares/ Principal Amount
Short-Term Investments - 12.9%5
Repurchase Agreements - 12.9%
BNP Paribas S.A., dated 6/30/17, due 7/3/17, 1.11%, total to be received $4,889,157 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 7/28/17 - 9/9/49, totaling $4,986,479)	$ 4,888,705	4,888,705
Citigroup Global Markets, Inc., dated 6/30/17, due 7/3/17, 1.08%, total to be received $27,046,653 (collateralized by various U.S. Treasury Obligations, 1.38% - 6.38%, 2/29/20 - 8/15/27, totaling $27,585,107)	27,044,219	27,044,219
HSBC Securities, Inc., dated 6/30/17, due 7/3/17, 1.06%, total to be received $5,951,159 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 7.25%, 7/15/17 - 1/15/37, totaling $6,069,656)	5,950,633	5,950,633
	Shares/ Principal Amount	Value
HSBC Securities, Inc., dated 6/30/17, due 7/3/17, 1.07%, total to be received $21,095,467 (collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% - 4.50%, 5/20/40 - 6/20/47, totaling $21,515,611)	$ 21,093,586	$ 21,093,586
JP Morgan Securities LLC, dated 6/30/17, due 7/3/17, 1.08%, total to be received $3,125,317 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.50% - 5.00%, 7/31/17 - 2/15/47, totaling $3,187,567)	3,125,036	3,125,036
Merrill Lynch Pierce Fenner & Smith, Inc., dated 6/30/17, due 7/3/17, 1.09%, total to be received $27,046,676 (collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 6.00%, 4/1/21 - 7/1/47, totaling $27,585,103)	27,044,219	27,044,219
Mizuho Financial Group, Inc., dated 6/30/17, due 7/3/17, 1.12%, total to be received $27,046,743 (collateralized by various U.S. Government Sponsored Agency Obligations, 2.50% - 4.50%, 5/1/27 - 5/1/47, totaling $27,585,103)	27,044,219	27,044,219
Total Repurchase Agreements		116,190,617
Total Investments - 102.6% (Cost $799,062,144)		920,937,390
Liabilities in Excess of Other Assets - (2.6)%		(23,688,024)
Net Assets - 100.0%		$ 897,249,366

The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2017
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
[1]	Non-income producing securities
[2]	All or portion of this security is on loan at June 30, 2017. Total value of such securities at period-end amounts to $153,822,558 and represents 17.14% of net assets.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $2,008,733 and represents 0.22% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2017	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,363,163,211	$540,329,816	$48,401,266	$ 804,746,773
Repurchase agreements[3]	245,381,033	104,156,003	6,236,169	116,190,617
Cash and cash equivalents	113,636,602	44,036,422	874,070	104,549,027
Cash held as collateral	—	10,023,686	5,700,539	—
Receivables and other assets:
Fund shares purchased	373,262	8,272	70	4,272,367
Investments sold	562,598	7,027,406	—	1,173,024
Dividends and interest	162,371	264,882	37,687	256,718
Securities lending interest	74,499	54,724	2,485	86,700
Prepaid expenses	47,060	30,108	21,391	34,868
Total Assets	1,723,400,636	705,931,319	61,273,677	1,031,310,094

Liabilities
Securities sold short[4]	—	—	4,623,699	—
Collateral held for securities on loan	245,381,932	104,156,003	6,236,169	116,190,617
Payables and other accrued expenses:
Options written at value[5]	—	85,000	1,100	—
Fund shares sold	386,631	115,662	—	421,543
Investments purchased	3,946,159	8,692,182	670,280	16,480,526
Investment advisory fees	903,759	489,075	39,036	710,525
Service plan fees	6,094	155	691	52,641
Professional fees	119,007	51,482	7,876	72,253
Transfer agent fees	69,513	33,818	1,807	83,574
Other	71,318	32,686	4,548	49,049
Total Liabilities	250,884,413	113,656,063	11,585,206	134,060,728
Net Assets	$1,472,516,223	$592,275,256	$49,688,471	$ 897,249,366

Net Assets Consist of
Paid in capital	$1,155,577,330	$421,656,014	$42,200,809	$ 762,090,805
Accumulated net realized gain/(loss) on investments, written options, and foreign currency transactions	32,705,212	50,640,435	(5,045,484)	15,074,583
Net unrealized appreciation on investments and foreign currency translations	284,233,681	119,978,709	11,874,873	121,875,246
Net unrealized appreciation on written options	—	98	12,219	—
Undistributed (distributions in excess of) net investment income	—	—	646,054	(1,791,268)
Net Assets	$1,472,516,223	$592,275,256	$49,688,471	$ 897,249,366
[1] Investments at cost	$1,078,929,530	$420,351,107	$36,197,743	$682,871,527

[2]	Including securities on loan valued at $304,521,688, $119,853,129, $6,005,706 and $153,822,558, respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost $245,381,033, $104,156,003, $6,236,169 and $116,190,617, respectively.
[4]	Proceeds received from securities sold short $—, $—, $4,295,049 and $—, respectively.
[5]	Written options, premium received of $—, $85,098, $13,319, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2017	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,270,753,497	$588,905,960	$46,120,380	$ 66,777,367
Shares outstanding[6]	31,651,835	14,801,510	3,392,913	4,430,111
Net Asset value per share (offering and redemption price)	$ 40.15	$ 39.79	$ 13.59	$ 15.07
Institutional Class
Net Assets	$ 92,203,158	$ —	$ —	$253,447,264
Shares outstanding[6]	2,297,720	—	—	16,772,125
Net Asset value per share (offering and redemption price)	$ 40.13	$ —	$ —	$ 15.11
Class A
Net Assets	$ 17,287,164	$ 583,383	$ 3,320,867	$ 82,030,590
Shares outstanding[6]	439,992	14,887	245,578	5,508,894
Net Asset value per share (offering and redemption price)	$ 39.29	$ 39.19	$ 13.52	$ 14.89
Class C
Net Assets	$ 3,095,457	$ 43,053	$ 1,120	$ 44,592,568
Shares outstanding[6]	78,767	1,104	83	3,020,535
Net Asset value per share (offering and redemption price)	$ 39.30	$ 39.00	$ 13.47[7]	$ 14.76
Investor Class
Net Assets	$ 89,176,947	$ 2,742,860	$ 246,104	$450,401,577
Shares outstanding[6]	2,237,422	69,251	18,094	29,932,642
Net Asset value per share (offering and redemption price)	$ 39.86	$ 39.61	$ 13.60	$ 15.05

[6]	500,000,000 shares authorized, $0.01 par value.
[7]	The NAV reported above represents the traded NAV at June 30, 2017.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2017	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 7,489,284	$ 5,815,404	$ 644,250	$ 2,657,444
Foreign taxes withheld	(32,807)	(216,558)	—	(19,996)
Interest income	—	—	626,182	—
Securities lending	973,148	608,513	44,203	806,836
Total investment income	8,429,625	6,207,359	1,314,635	3,444,284

Expenses
Investment advisory fees	10,219,232	5,790,220	424,797	6,061,256
Custodian fees	131,211	57,643	5,618	67,983
Distribution and service plan fees:
Investor Class	4,383	191	31	26,417
Class A1	33,511	1,289	2,991	185,405
Class C2	15,927	345	12	361,705
Directors' fees	212,806	92,046	7,645	90,927
Pricing fees	140,774	72,620	25,603	75,324
Audit and tax fees	91,235	37,257	3,259	53,418
Legal fees	60,915	26,549	2,220	23,327
Registration and filing fees	100,151	82,246	79,372	130,702
Shareholder communications	152,503	69,285	4,816	110,257
Transfer agent fees	455,174	225,301	12,578	647,833
Recoupment of investment advisory fees previously waived	—	3,477	25,962	64,730
Miscellaneous expenses	127,279	66,900	10,785	45,241
Total expenses excluding dividend expense	11,745,101	6,525,369	605,689	7,944,525
Dividend expense	—	—	62,879	—
Total expense	11,745,101	6,525,369	668,568	7,944,525
Less waivers and/or reimbursements (Note 6)	—	—	(3)	(51,347)
Net expenses	11,745,101	6,525,369	668,565	7,893,178
Net investment income (loss)	(3,315,476)	(318,010)	646,070	(4,448,894)

Realized and Unrealized Gain (Loss)
Net realized gain/(loss) on investments and foreign currency transactions	87,209,658	66,680,222	(1,282,498)	29,193,583
Net realized gain/(loss) on securities sold short	—	24,452	(493,684)	—
Net realized gain on written options	—	315,759	3,928	—
Net change in unrealized appreciation on investments and foreign currency translations	199,845,882	53,353,158	9,420,229	111,454,640
Net change in unrealized depreciation on securities sold short	—	—	(328,650)	—
Net change in unrealized appreciation on written options	—	98	12,219	—
Total realized and unrealized gain	287,055,540	120,373,689	7,331,544	140,648,223
Net increase in net assets resulting from operations	$283,740,064	$120,055,679	$ 7,977,614	$136,199,329

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Operations
Net investment loss	$ (3,315,476)	$ (4,652,504)	$ (318,010)	$ (795,586)
Net realized gain/(loss) on investments and foreign currency transactions	87,209,658	25,097,317	67,020,433	(5,981,383)
Net change in unrealized appreciation/(depreciation) on investments	199,845,882	(124,083,624)	53,353,256	(37,793,171)
Net increase (decrease) in net assets resulting from operations and foreign currency translations	283,740,064	(103,638,811)	120,055,679	(44,570,140)

Distributions to Shareholders From:
Net Investment income:
Legacy Class	—	—	(176,151)	(371,096)
Institutional Class	—	—	—	—
Class A1	—	—	—	—
Class C2	—	—	—	—
Investor Class	—	—	—	—
Net Realized Gains:
Legacy Class	(6,721,792)	(131,256,915)	(2,817,023)	(84,726,393)
Institutional Class	(338,118)	(4,467,337)	—	—
Class A1	(72,390)	(897,195)	(2,356)	(76,522)
Class C2	(6,716)	(15,808)	(178)	(1,960)
Investor Class	(301,770)	(3,547,289)	(8,820)	(122,913)
Decrease in net assets from distributions	(7,440,786)	(140,184,544)	(3,004,528)	(85,298,884)

Fund Share Transactions
Net decrease in net assets resulting from fund share transactions (Note 2)	(52,801,022)	(514,953,981)	(63,490,549)	(10,184,223)
Total increase (decrease) in net assets	223,498,256	(758,777,336)	53,560,602	(140,053,247)

Net Assets
Beginning of Year	1,249,017,967	2,007,795,303	538,714,654	678,767,901
End of Year*	$1,472,516,223	$1,249,017,967	$592,275,256	$ 538,714,654
*Includes accumulated distributions in excess of net investment income	$ —	$ (2,990,107)	$ —	$ (423,864)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Operations
Net investment income/(loss)	$ 646,070	$ 388,595	$ (4,448,894)	$ (1,833,189)
Net realized gain/(loss) on investments and foreign currency transactions	(1,772,254)	(3,235,716)	29,193,583	(10,082,386)
Net change in unrealized appreciation/(depreciation) on investments, written options, securities sold short, and foreign currency translations	9,103,798	883,673	111,454,640	(5,481,244)
Net increase (decrease) in net assets resulting from operations and foreign currency translations	7,977,614	(1,963,448)	136,199,329	(17,396,819)

Distributions to Shareholders From:
Net Investment income:
Legacy Class	(362,896)	—	—	—
Institutional Class	—	—	—	—
Class A1	(2,557)	—	—	—
Class C2	(1)	—	—	—
Investor Class	(1,454)	—	—	—
Net Realized Gains:
Legacy Class	—	(1,933,942)	—	(625,851)
Institutional Class	—	—	—	(380,054)
Class A1	—	(22,469)	—	(766,627)
Class C2	—	(39)	—	(267,924)
Investor Class	—	(9,061)	—	(2,271,069)
Decrease in net assets from distributions	(366,908)	(1,965,511)	—	(4,311,525)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	(3,928,458)	(4,026,163)	426,306,691	107,561,071
Total increase (decrease) in net assets	3,682,248	(7,955,122)	562,506,020	85,852,727

Net Assets
Beginning of Year	46,006,223	53,961,345	334,743,346	248,890,619
End of Year*	$49,688,471	$46,006,223	$897,249,366	$334,743,346
*Includes accumulated undistributed (distributions in excess of) net investment income	$ 646,054	$ 366,892	$ (1,791,268)	$ (995,429)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$ 32.70	$ 37.80	$ 37.86	$ 44.31	$ 45.06
Income (loss) from investment operations
Net investment income (loss)[1]	(0.09)	(0.10)	(0.15)	(0.11)	0.05
Net realized and unrealized gain(loss)	7.74	(1.26)	4.37	6.89	6.23
Net increase(decrease) from investment operations	7.65	(1.36)	4.22	6.78	6.28
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.00) [2]	(0.15)
Distributions from net realized capital gains	(0.20)	(3.74)	(4.28)	(13.23)	(6.88)
Total distributions to shareholders	(0.20)	(3.74)	(4.28)	(13.23)	(7.03)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00
Net asset value, end of period	$ 40.15	$ 32.70	$ 37.80	$ 37.86	$ 44.31
Total return	23.46%	(2.94)%	11.85%	17.31%	15.54%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.24)%	(0.30)%	(0.41)%	(0.27)%	0.11%
Ratio of expenses to average net assets:	0.87%	0.86%	0.84%	0.86%	0.87%

Supplemental Data
Net Assets, End of Period (000's)	$1,270,753	$1,161,981	$1,937,346	$2,021,197	$2,112,945
Portfolio Turnover Rate	34%	67%	46%	96%	37%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Institutional Class	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016	For the Period Ended June 30,2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.68	$ 37.79	$ 36.44
Income (loss) from investment operations
Net investment loss[2]	(0.09)	(0.13)	(0.04)
Net realized and unrealized gain(loss)	7.74	(1.24)	1.39
Net increase(decrease) from investment operations	7.65	(1.37)	1.35
Less distributions to shareholders:
Distributions from net realized capital gains	(0.20)	(3.74)	0.00
Total distributions to shareholders	(0.20)	(3.74)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 40.13	$ 32.68	$ 37.79
Total return	23.48%	(2.97)%	3.70% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.24)%	(0.40)%	(0.21)% [5]
Ratio of expenses to average net assets:
Total expense	0.87%	0.90%	1.15% [5]
Before fees waived and excluding recoupment of past waived fees	0.87%	0.87%	1.15% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.87%	0.87%	0.90% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 92,203	$ 45,687	$ 19,575
Portfolio Turnover Rate	34%	67%	46% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class A	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.10	$ 37.37	$ 37.72	$ 35.67
Income (loss) from investment operations
Net investment loss[3]	(0.20)	(0.29)	(0.41)	(0.21)
Net realized and unrealized gain(loss)	7.59	(1.24)	4.33	2.26
Net increase(decrease) from investment operations	7.39	(1.53)	3.92	2.05
Less distributions to shareholders:
Distributions from net realized capital gains	(0.20)	(3.74)	(4.28)	(0.00) [4]
Total distributions to shareholders	(0.20)	(3.74)	(4.28)	(0.00) [4]
Redemption fees	0.00 [4]	0.00 [4]	0.01	0.00
Net asset value, end of period	$ 39.29	$ 32.10	$ 37.37	$ 37.72
Total return	23.09%	(3.45)%	11.08%	5.75% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.56)%	(0.89)%	(1.11)%	(0.93)% [6]
Ratio of expenses to average net assets:
Total expense	1.18%	1.40%	1.69%	2.00% [6]
Before fees waived and excluding recoupment of past waived fees	1.18%	1.22%	1.69%	2.00% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.18%	1.22%	1.55%	1.55% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 17,287	$ 8,832	$ 8,812	$ 4,904
Portfolio Turnover Rate	34%	67%	46%	96% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Class C	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.34	$ 37.80
Income (loss) from investment operations
Net investment loss[2]	(0.48)	(0.52)
Net realized and unrealized loss	7.64	(1.20)
Net increase(decrease) from investment operations	7.16	(1.72)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.20)	(3.74)
Total distributions to shareholders	(0.20)	(3.74)
Redemption fees	0.00	0.00
Net asset value, end of period	$ 39.30	$ 32.34
Total return	22.20%	(3.95)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.33)%	(1.68)% [4]
Ratio of expenses to average net assets:	1.92%	1.95% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 3,095	$ 804
Portfolio Turnover Rate	34%	67% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Investor Class	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.48	$ 37.61	$ 37.78	$ 35.67
Income (loss) from investment operations
Net investment loss[2]	(0.12)	(0.14)	(0.27)	(0.16)
Net realized and unrealized gain/(loss)	7.69	(1.26)	4.37	2.27
Net increase(decrease) from investment operations	7.57	(1.40)	4.10	2.11
Less distributions to shareholders:
Distributions from net realized capital gains	(0.20)	(3.74)	(4.28)	(0.00) [3]
Total distributions to shareholders	(0.20)	(3.74)	(4.28)	(0.00) [3]
Redemption fees	0.01	0.01	0.01	0.00
Net asset value, end of period	$ 39.86	$ 32.48	$ 37.61	$ 37.78
Total return	23.41%	(3.04)%	11.56%	5.92% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.34)%	(0.43)%	(0.73)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	0.94%	0.97%	1.16%	1.30% [5]
Before fees waived and excluding recoupment of past waived fees	0.94%	0.97%	1.16%	1.30% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.94%	0.97%	1.16%	1.30% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 89,177	$ 31,714	$ 42,062	$ 18,749
Portfolio Turnover Rate	34%	67%	46%	96% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$ 32.42	$ 40.44	$ 45.52	$ 37.20	$ 30.60
Income (loss) from investment operations
Net investment income (loss)[1]	(0.02)	(0.05)	(0.00) [2]	0.01	0.14
Net realized and unrealized gain(loss)	7.58	(2.60)	2.66	8.63	6.57
Net increase(decrease) from investment operations	7.56	(2.65)	2.66	8.64	6.71
Less distributions to shareholders:
Distributions from net investment income	(0.01)	(0.02)	(0.09)	(0.18)	(0.11)
Distributions from net realized capital gains	(0.18)	(5.35)	(7.65)	(0.14)	0.00
Total distributions to shareholders	(0.19)	(5.37)	(7.74)	(0.32)	(0.11)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00
Net asset value, end of period	$ 39.79	$ 32.42	$ 40.44	$ 45.52	$ 37.20
Total return	23.36%	(6.33)%	6.84%	23.31%	21.98%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.05)%	(0.14)%	(0.01)%	0.01%	0.41%
Ratio of expenses to average net assets:	1.13%	1.13%	1.11%	1.13%	1.16%

Supplemental Data
Net Assets, End of Period (000's)	$588,906	$536,799	$677,138	$764,882	$704,523
Portfolio Turnover Rate	54%	73%	76%	67%	55%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class A	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.08	$ 40.22	$ 45.41	$ 42.64
Income (loss) from investment operations
Net investment loss[3]	(0.19)	(0.21)	(0.22)	(0.08)
Net realized and unrealized gain(loss)	7.48	(2.58)	2.68	3.02
Net increase(decrease) from investment operations	7.29	(2.79)	2.46	2.94
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.17)
Distributions from net realized capital gains	(0.18)	(5.35)	(7.65)	0.00
Total distributions to shareholders	(0.18)	(5.35)	(7.65)	(0.17)
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 39.19	$ 32.08	$ 40.22	$ 45.41
Total return	22.76%	(6.75)%	6.38%	6.91% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.53)%	(0.60)%	(0.52)%	(0.30)% [5]
Ratio of expenses to average net assets:
Total expense	1.60%	1.60%	3.46%	7.46% [5]
Before fees waived and excluding recoupment of past waived fees	1.42%	1.46%	3.46%	7.46% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.42%	1.46%	1.60%	1.60% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 583	$ 431	$ 622	$ 462
Portfolio Turnover Rate	54%	73%	76%	67% [4]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
Class C	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.09	$ 40.54
Income (loss) from investment operations
Net investment loss[2]	(0.39)	(0.36)
Net realized and unrealized loss	7.48	(2.74)
Net increase(decrease) from investment operations	7.09	(3.10)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.18)	(5.35)
Total distributions to shareholders	(0.18)	(5.35)
Redemption fees	0.00	0.00
Net asset value, end of period	$ 39.00	$ 32.09
Total return	22.12%	(7.50)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.05)%	(1.11)% [4]
Ratio of expenses to average net assets:	2.13%	2.19% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 43	$ 14
Portfolio Turnover Rate	54%	73% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Investor Class	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 32.34	$ 40.40	$ 45.47	$ 42.64
Income (loss) from investment operations
Net investment loss[2]	(0.10)	(0.13)	(0.09)	(0.02)
Net realized and unrealized gain/(loss)	7.55	(2.59)	2.66	3.03
Net increase(decrease) from investment operations	7.45	(2.72)	2.57	3.01
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.18)
Distributions from net realized capital gains	(0.18)	(5.35)	(7.65)	0.00
Total distributions to shareholders	(0.18)	(5.35)	(7.65)	(0.18)
Redemption fees	0.00	0.01	0.01	0.00
Net asset value, end of period	$ 39.61	$ 32.34	$ 40.40	$ 45.47
Total return	23.07%	(6.50)%	6.67%	7.08% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.27)%	(0.40)%	(0.21)%	(0.09)% [4]
Ratio of expenses to average net assets:
Total expense	1.35%	1.35%	2.34%	3.51% [4]
Before fees waived and excluding recoupment of past waived fees	1.23%	1.24%	2.34%	3.51% [4]
After fees waived and excluding recoupment of past waived fees[5]	1.23%	1.24%	1.35%	1.35% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 2,743	$ 1,471	$ 1,008	$ 1,564
Portfolio Turnover Rate	54%	73%	76%	67% [3]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$ 11.60	$ 12.51	$ 14.59	$ 12.35	$ 10.71
Income (loss) from investment operations
Net investment income[1]	0.17	0.09	0.12	0.24	0.24
Net realized and unrealized gain(loss)	1.92	(0.51)	0.47	2.22	1.68
Net increase(decrease) from investment operations	2.09	(0.42)	0.59	2.46	1.92
Less distributions to shareholders:
Distributions from net investment income	(0.10)	0.00	(0.25)	(0.22)	(0.28)
Distributions from net realized capital gains	0.00	(0.49)	(2.42)	0.00	0.00
Total distributions to shareholders	(0.10)	(0.49)	(2.67)	(0.22)	(0.28)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 13.59	$ 11.60	$ 12.51	$ 14.59	$ 12.35
Total return	18.06%	(3.35)%	4.46%	20.04%	18.28%

Ratios to Average Net Assets
Ratio of net investment income to average net assets	1.35%	0.82%	0.88%	1.75%	2.08%
Ratio of expenses to average net assets:
Total expense	1.38%	1.29%	1.33%	1.37%	1.53%
Before fees waived and excluding recoupment of past waived fees	1.33%	1.27%	1.33%	1.37%	1.53%
After fees waived and excluding recoupment of past waived fees[3]	1.33%	1.27%	1.25%	1.25%	1.25%
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.20%	1.23%	1.25%	1.25%	1.25%

Supplemental Data
Net Assets, End of Period (000's)	$ 46,120	$ 45,251	$53,125	$ 33,649	$ 28,697
Portfolio Turnover Rate	44%	57%	266%	35%	44%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class A	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.54	$ 12.50	$ 14.58	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[3]	0.16	0.06	(0.02)	0.13
Net realized and unrealized gain(loss)	1.88	(0.53)	0.58	0.78
Net increase(decrease) from investment operations	2.04	(0.47)	0.56	0.91
Less distributions to shareholders:
Distributions from net investment income	(0.06)	0.00	(0.22)	(0.20)
Distributions from net realized capital gains	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.06)	(0.49)	(2.64)	(0.20)
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 13.52	$ 11.54	$ 12.50	$ 14.58
Total return	17.69%	(3.76)%	4.24%	6.69% [4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	1.25%	0.50%	(0.11)%	1.55% [5]
Ratio of expenses to average net assets:
Total expense	1.73%	1.69%	7.46%	132.38% [5]
Before fees waived and excluding recoupment of past waived fees	1.69%	1.69%	7.46%	132.38% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.69%	1.64%	1.60%	1.60% [5]
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.56%	1.60%	1.60%	1.60% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 3,321	$ 502	$ 501	$ 13
Portfolio Turnover Rate	44%	57%	266%	35% [4]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
Class C	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.50	$ 12.56
Income (loss) from investment operations
Net investment income[2]	0.07	0.00
Net realized and unrealized loss	1.91	(0.57)
Net increase(decrease) from investment operations	1.98	(0.57)
Less distributions to shareholders:
Distributions from net investment income	(0.01)	0.00
Distributions from net realized capital gains	0.00	(0.49)
Total distributions to shareholders	(0.01)	(0.49)
Redemption fees	0.00	0.00
Net asset value, end of period	$ 13.47	$ 11.50
Total return	17.26%	(4.55)% [3]

Ratios to Average Net Assets
Ratio of net investment income to average net assets	0.59%	0.04% [4]
Ratio of expenses to average net assets:
Total expense	2.33%	2.33% [4]
Before fees waived and excluding recoupment of past waived fees	2.33%	2.33% [4]
After fees waived and excluding recoupment of past waived fees[5]	2.13%	2.04% [4]
After fees waived and excluding recoupment of past waived fess and dividend expenses	2.00%	2.00% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 1	$ 1
Portfolio Turnover Rate	44%	57% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Investor Class	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.60	$ 12.53	$ 14.60	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[2]	0.16	0.08	(0.02)	0.15
Net realized and unrealized gain/(loss)	1.92	(0.52)	0.61	0.79
Net increase(decrease) from investment operations	2.08	(0.44)	0.59	0.94
Less distributions to shareholders:
Distributions from net investment income	(0.08)	0.00	(0.24)	(0.21)
Distributions from net realized capital gains	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.08)	(0.49)	(2.66)	(0.21)
Redemption fees	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 13.60	$ 11.60	$ 12.53	$ 14.60
Total return	17.98%	(3.51)%	4.44%	6.87% [4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	1.24%	0.68%	(0.13)%	1.72% [5]
Ratio of expenses to average net assets:
Total expense	1.48%	1.39%	16.83%	39.23% [5]
Before fees waived and excluding recoupment of past waived fees	1.39%	1.37%	16.83%	39.23% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.39%	1.37%	1.35%	1.35% [5]
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.26%	1.32%	1.35%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 246	$ 252	$ 335	$ 45
Portfolio Turnover Rate	44%	57%	266%	35% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Legacy Class	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.87	$ 12.98	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.09)	(0.06)	(0.09)	(0.04)
Net realized and unrealized gain(loss)	3.29	(0.87)	1.72	1.69
Net increase(decrease) from investment operations	3.20	(0.93)	1.63	1.65
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	0.00	(0.18)	(0.30)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 15.07	$ 11.87	$ 12.98	$ 11.65
Total return	26.96%	(7.06)%	14.23%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.63)%	(0.52)%	(0.69)%	(0.61)% [5]
Ratio of expenses to average net assets:
Total expense	1.20%	1.20%	1.24%	2.35% [5]
Before fees waived and excluding recoupment of past waived fees	1.14%	1.20%	1.24%	2.35% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.14%	1.20%	1.20%	1.20% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 66,777	$ 44,001	$ 59,459	$ 9,839
Portfolio Turnover Rate	39%	62%	45%	78% [4]

[1]	Commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Institutional Class	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016	For the Period Ended June 30,2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.88	$ 12.98	$ 12.23
Income (loss) from investment operations
Net investment loss[2]	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain(loss)	3.30	(0.87)	0.77
Net increase(decrease) from investment operations	3.23	(0.92)	0.75
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(0.18)	0.00
Total distributions to shareholders	0.00	(0.18)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 15.11	$ 11.88	$ 12.98
Total return	27.19%	(6.98)%	6.13% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.52)%	(0.45)%	(0.29)% [5]
Ratio of expenses to average net assets:
Total expense	1.14%	1.22%	2.03% [5]
Before fees waived and excluding recoupment of past waived fees	1.14%	1.22%	2.03% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.10%	1.10%	1.10% [5]

Supplemental Data
Net Assets, End of Period (000's)	$253,447	$ 52,784	$ 13,035
Portfolio Turnover Rate	39%	62%	44% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class A	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.76	$ 12.91	$ 11.63	$ 10.00
Income (loss) from investment operations
Net investment loss[3]	(0.12)	(0.10)	(0.13)	(0.06)
Net realized and unrealized gain(loss)	3.25	(0.87)	1.71	1.69
Net increase(decrease) from investment operations	3.13	(0.97)	1.58	1.63
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	0.00	(0.18)	(0.30)	0.00
Redemption fees	0.00 [4]	0.00 [4]	0.00 [4]	0.00
Net asset value, end of period	$ 14.89	$ 11.76	$ 12.91	$ 11.63
Total return	26.62%	(7.41)%	13.82%	16.30% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.92)%	(0.89)%	(1.09)%	(1.01)% [6]
Ratio of expenses to average net assets:
Total expense	1.49%	1.60%	1.69%	2.99% [6]
Before fees waived and excluding recoupment of past waived fees	1.45%	1.56%	1.69%	2.99% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.45%	1.56%	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 82,031	$ 52,173	$ 45,186	$ 6,524
Portfolio Turnover Rate	39%	62%	44%	78% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Class C	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.74	$ 12.97
Income (loss) from investment operations
Net investment loss[2]	(0.22)	(0.17)
Net realized and unrealized loss	3.24	(0.88)
Net increase(decrease) from investment operations	3.02	(1.05)
Less distributions to shareholders:
Distributions from net realized capital gains	0.00	(0.18)
Total distributions to shareholders	0.00	(0.18)
Redemption fees	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 14.76	$ 11.74
Total return	25.72%	(8.00)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.60)%	(1.50)% [5]
Ratio of expenses to average net assets:
Total expense	2.17%	2.28% [5]
Before fees waived and excluding recoupment of past waived fees	2.16%	2.28% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.16%	2.25% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 44,593	$ 23,689
Portfolio Turnover Rate	39%	62% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Investor Class	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.85	$ 12.97	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.09)	(0.07)	(0.10)	(0.04)
Net realized and unrealized gain/(loss)	3.29	(0.87)	1.73	1.69
Net increase(decrease) from investment operations	3.20	(0.94)	1.63	1.65
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	0.00	(0.18)	(0.31)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 15.05	$ 11.85	$ 12.97	$ 11.65
Total return	27.00%	(7.15)%	14.14%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.69)%	(0.61)%	(0.83)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	1.26%	1.32%	1.33%	3.63% [5]
Before fees waived and excluding recoupment of past waived fees	1.26%	1.32%	1.33%	3.63% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.26%	1.32%	1.33%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$450,402	$162,096	$131,211	$ 2,135
Portfolio Turnover Rate	39%	62%	44%	78% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
For the Year ended June 30, 2017

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Equity Income Fund (the “Equity Income Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of June 30, 2017, Institutional Class Shares of the Meridian Equity Income Fund and Meridian Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to frond-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to shareholder servicing and sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes and changes to shareholder servicing and distribution plans.
The primary investment objectives of the Growth Fund and Contrarian Fund are to seek long-term growth of capital.
The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
a.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Funds’ shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
b.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Fund’s investments in the exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the

Meridian Funds	63	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). Effective March 31, 2017, Arrowpoint Asset Management, LLC changed its name to ArrowMark Colorado Holdings, LLC. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
c.	Fair Value Measurements: As described in Note 1.b. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Cost approach is used to value Level 3 holdings. The summary of inputs used to value the Funds’ securities as of June 30, 2017 is as follows:
	Level 1	Level 2	Level 3	Total
Meridian Growth Fund
Common Stocks [1]	$ 1,357,045,554	$ 351,810	$ 5,764,948	$ 1,363,162,312
Short-Term Investments	899	245,381,033	—	245,381,932
Total Investments	$ 1,357,046,453	$ 245,732,843	$ 5,764,948	$ 1,608,544,244
Meridian Contrarian Fund
Assets:
Common Stocks [1]	$ 540,180,816	—	—	$ 540,180,816
Put Options Purchased	149,000	—	—	149,000
Short-Term Investments	—	$ 104,156,003	—	104,156,003
Total Investments - Assets	$ 540,329,816	$ 104,156,003	—	$ 644,485,819
Liabilities:
Put Options Written	(85,000)	—	—	(85,000)
Total Investments - Liabilities	$ (85,000)	—	—	$ (85,000)

Meridian Funds	64	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

	Level 1	Level 2	Level 3	Total
Meridian Equity Income Fund
Assets:
Common Stocks [1]	$ 44,712,011	—	—	$ 44,712,011
Corporate Bonds	—	$ 2,919,620	—	2,919,620
Call Options Purchased	334,900	—	—	334,900
Put Options Purchased	434,735	—	—	434,735
Short-Term Investments	—	6,236,169	—	6,236,169
Total Investments - Assets	$ 45,481,646	$ 9,155,789	—	$ 54,637,435
Liabilities:
Put Option Written	(1,100)	—	—	(1,100)
Securities Sold Short	(4,623,699)	—	—	(4,623,699)
Total Investments - Liabilities	$ (4,624,799)	—	—	$ (4,624,799)
Meridian Small Cap Growth Fund

Common Stocks [1]	$ 785,017,722	—	$ 2,008,733	$ 787,026,455
Exchange Traded Funds	17,720,318	—	—	17,720,318
Short-Term Investments	—	$ 116,190,617	—	116,190,617
Total Investments	$ 802,738,040	$ 116,190,617	$ 2,008,733	$ 920,937,390
1 See Schedule of Investments for values in each industry.
The Funds recognize transfers between levels as of the end of the period. During the year ended June 30, 2017 there were no reportable transfers between levels.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Meridian Growth Fund
	Beginning Balance 07/01/16	Total Purchases	Total Sales	Transfer Out	Ending Balance 6/30/17
Investments in Securities
Common Stocks	$ 667,772	$ 5,764,948	$ —	$ (667,772)	$ 5,764,948
Total Level 3	$ 667,772	$ 5,764,948	$ —	$ (667,772)	$ 5,764,948

Meridian Small Cap Growth Fund
	Beginning Balance 07/01/16	Total Purchases	Total Sales	Transfer Out	Ending Balance 6/30/17
Investments in Securities
Common Stocks	$ 126,226	$ 2,008,733	$ —	$ (126,226)	$ 2,008,733
Total Level 3	$ 126,226	$ 2,008,733	$ —	$ (126,226)	$ 2,008,733

Meridian Funds	65	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

d.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.
e.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
f.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
g.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.
h.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statement of Operations.
i.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.
j.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
k.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

l.	Recent Accounting Standards: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017. Management is evaluating the potential impact to the financial statements.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Year Ended June 30, 2017		Year Ended June 30, 2016
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	743,062	$ 27,027,734	1,358,601	$ 42,364,119
Shares issued from reinvestment of distributions	181,191	6,579,306	4,193,907	128,417,422
Redemption fees	—	4,157	—	27,621
Shares redeemed	(4,809,111)	(173,476,960)	(21,266,639)	(712,564,252)
Net decrease	(3,884,858)	$(139,865,763)	(15,714,131)	$(541,755,090)
Institutional Class
Shares sold	974,564	$ 36,511,151	745,916	$ 25,468,717
Shares issued from reinvestment of distributions	9,317	338,118	145,944	4,467,337
Redemption fees	—	3,569	—	458
Shares redeemed	(84,158)	(3,084,938)	(11,787)	(366,683)
Net increase	899,723	$ 33,767,900	880,073	$ 29,569,829
Class A1
Shares sold	247,639	$ 8,914,746	119,574	$ 3,907,150
Shares issued from reinvestment of distributions	1,656	58,915	23,866	718,845
Redemption fees	—	870	—	767
Shares redeemed	(84,440)	(3,111,088)	(104,120)	(3,341,094)
Net increase	164,855	$ 5,863,443	39,320	$ 1,285,668
Class C2
Shares sold	57,906	$ 2,114,227	24,336	$ 746,689
Shares issued from reinvestment of distributions	184	6,582	519	15,809
Redemption fees	—	—	—	—
Shares redeemed	(4,178)	(151,005)	—	—
Net increase	53,912	$ 1,969,804	24,855	$ 762,498
Investor Class
Shares sold	1,584,043	$ 57,278,946	455,432	$ 15,060,609
Shares issued from reinvestment of distributions	7,681	276,949	104,065	3,167,743
Redemption fees	—	11,812	—	5,516
Shares redeemed	(330,738)	(12,104,113)	(701,466)	(23,050,754)
Net increase/(decrease)	1,260,986	$ 45,463,594	(141,969)	$ (4,816,886)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

	Year Ended June 30, 2017		Year Ended June 30, 2016
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	113,954	$ 4,240,515	121,771	$ 4,065,895
Shares issued from reinvestment of distributions	76,996	2,909,671	2,597,565	82,836,341
Redemption fees	—	5,023	—	4,810
Shares redeemed	(1,945,884)	(71,620,471)	(2,907,170)	(97,653,536)
Net decrease	(1,754,934)	$(64,465,262)	(187,834)	$(10,746,490)
Class A1
Shares sold	3,476	$ 133,084	1,550	$ 52,224
Shares issued from reinvestment of distributions	32	1,187	1,350	42,706
Redemption fees	—	—	—	—
Shares redeemed	(2,046)	(75,268)	(4,934)	(168,353)
Net increase/(decrease)	1,462	$ 59,003	(2,034)	$ (73,423)
Class C2
Shares sold	671	$ 23,273	366	$ 13,770
Shares issued from reinvestment of distributions	5	178	62	1,960
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	676	$ 23,451	428	$ 15,730
Investor Class
Shares sold	32,595	$ 1,213,260	44,349	$ 1,385,574
Shares issued from reinvestment of distributions	234	8,820	3,099	98,671
Redemption fees	—	—	—	286
Shares redeemed	(9,059)	(329,821)	(26,910)	(864,571)
Net increase	23,770	$ 892,259	20,538	$ 619,960

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

	Year Ended June 30, 2017		Year Ended June 30, 2016
	Shares	Amount	Shares	Amount
Equity Income Fund:
Legacy Class
Shares sold	18,313	$ 230,016	61,738	$ 719,828
Shares issued from reinvestment of distributions	27,689	353,312	164,032	1,881,451
Redemption fees	—	2,223	—	326
Shares redeemed	(555,322)	(7,109,593)	(568,713)	(6,608,467)
Net decrease	(509,320)	$(6,524,042)	(342,943)	$(4,006,862)
Class A1
Shares sold	204,121	$ 2,665,000	7,200	$ 86,187
Shares issued from reinvestment of distributions	201	2,557	1,966	22,469
Redemption fees	—	—	—	—
Shares redeemed	(2,264)	(27,878)	(5,705)	(64,742)
Net increase	202,058	$ 2,639,679	3,461	$ 43,914
Class C2
Shares sold	81	$ 1,000	80	$ 1,000
Shares issued from reinvestment of distributions	—	1	3	39
Redemption fees	—	—	—	—
Shares redeemed	(81)	(991)	—	—
Net increase	—	$ 10	83	$ 1,039
Investor Class
Shares sold	97	$ 1,200	3,993	$ 46,100
Shares issued from reinvestment of distributions	114	1,454	739	8,487
Redemption fees	—	—	—	2
Shares redeemed	(3,830)	(46,759)	(9,781)	(118,843)
Net decrease	(3,619)	$ (44,105)	(5,049)	$ (64,254)

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

	Year Ended June 30, 2017		Year Ended June 30, 2016
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	1,164,941	$ 15,473,251	1,148,798	$ 12,656,976
Shares issued from reinvestment of distributions	—	—	55,930	625,306
Redemption fees	—	252	—	1,855
Shares redeemed	(442,884)	(5,950,537)	(2,077,810)	(25,040,437)
Net increase/(decrease)	722,057	$ 9,522,966	(873,082)	$ (11,756,300)
Institutional Class
Shares sold	15,125,423	$210,620,628	3,747,760	$ 43,537,374
Shares issued from reinvestment of distributions	—	—	26,608	297,754
Redemption fees	—	9,654	—	1,061
Shares redeemed	(2,795,913)	(38,248,463)	(335,719)	(3,814,163)
Net increase	12,329,510	$172,381,819	3,438,649	$ 40,022,026
Class A1
Shares sold	2,567,205	$ 33,980,919	2,577,458	$ 29,873,325
Shares issued from reinvestment of distributions	—	—	65,916	731,663
Redemption fees	—	5,957	—	8,051
Shares redeemed	(1,496,360)	(20,425,585)	(1,705,906)	(19,414,644)
Net increase	1,070,845	$ 13,561,291	937,468	$ 11,198,395
Class C2
Shares sold	1,153,901	$ 15,102,239	2,024,487	$ 23,963,146
Shares issued from reinvestment of distributions	—	—	23,521	261,553
Redemption fees	—	1,358	—	96
Shares redeemed	(151,870)	(2,048,859)	(29,504)	(299,994)
Net increase	1,002,031	$ 13,054,738	2,018,504	$ 23,924,801
Investor Class
Shares sold	21,832,528	$294,481,749	9,280,681	$107,156,143
Shares issued from reinvestment of distributions	—	—	166,693	1,863,626
Redemption fees	—	13,821	—	45,749
Shares redeemed	(5,577,330)	(76,709,693)	(5,883,541)	(64,893,369)
Net increase	16,255,198	$217,785,877	3,563,833	$ 44,172,149

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on July 1, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2017, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$428,277,154	$545,648,394
Contrarian Fund	$277,069,274	$358,627,650
Equity Income Fund	$ 19,598,982	$ 19,822,556
Small Cap Growth Fund	$569,172,837	$205,669,270

4.	Other Investment Transactions
a.	Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
b.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 7.63%	7/6/17 - 2/15/47	$65,705,755
Contrarian Fund	U.S. Government Obligations	0.00% - 7.63%	7/6/17 - 2/15/47	19,297,920
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 7.63%	7/6/17 - 2/15/47	41,942,967
Income generated from securities lending is presented in the Statements of Operations. As of June 30, 2017, the total value of securities on loan for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $304,521,688, $119,853,129, $6,005,706, and $153,822,558, respectively. Securities on loan are footnoted in the Schedule of Investments. As of June 30, 2017, the total collateral value for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $311,087,687, $123,453,923, $6,239,169 and $158,133,584, respectively.
c.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At June 30, 2017, the market value of repurchase agreements or joint repurchase agreements outstanding for the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and the Meridian Small Cap Growth Fund were $245,381,932, $104,156,003, $6,236,169 and $116,190,617, respectively.
d.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions see Note 4.b.
The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of June 30, 2017:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$245,381,932	$ (245,381,932)[1]	$ —
Contrarian Fund
Repurchase agreement	104,156,003	(104,156,003) [1]	—
Equity Income Fund
Repurchase agreement	6,236,169	(6,236,169) [1]	—
Small Cap Growth Fund
Repurchase agreement	116,190,617	(116,190,617) [1]	—
[1] The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of securities on loan is not presented in this table.
e.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Transactions in options written during the year ended June 30, 2017, were as follows:
Meridian Contrarian Fund	Number of Contracts	Premiums Received
Options outstanding at June 30, 2016	—	$ —
Options written	4,900	689,128
Options terminated in closing purchase transactions	(1,250)	(130,633)
Options expired	(1,950)	(231,193)
Options exercised	(1,000)	(242,204)
Options outstanding at June 30, 2017	700	$ 85,098
Meridian Equity Income Fund	Number of Contracts	Premiums Received
Options outstanding at June 30, 2016	—	$ —
Options written	140	17,247
Options terminated in closing purchase transactions	(40)	(3,928)
Options expired	—	—
Options exercised	—	—
Options outstanding at June 30, 2017	100	$13,319
For the year ended June 30, 2017, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized appreciation on written options.
f.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
5.	Market and Debt Securities Risk
In the normal course of business, each Funds’ investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
6.	Affiliate Transactions and Fees
Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%
Equity Income Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the year ended June 30, 2017, the distributor received commissions in the amounts of $25,751, $1,678 and $68,942 for Class A of Growth Fund, Contrarian Fund, and Small Cap Growth Fund, respectively. The Growth Fund, Equity Income Fund and Small Cap Growth Fund also paid CDSC fees in the amount of $1,177, $10 and $5,437 to distributors for Class C.
Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below during the year ended June 30, 2017.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

	Expense Limitation	Total Waivers and Reimbursements for the year ended June 30, 2017
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ —
Investor Class	1.35%	$ —
Equity Income Fund
Legacy Class	1.25%	$ —
Class A	1.60%	$ —
Class C	2.00%	$ 3
Investor Class	1.35%	$ —
Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$51,347
Class A	1.49%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement after one year from the date of the current prospectus. For the year ended June 30, 2017, the Adviser recouped $3,477, $25,962, and $64,730 from the Contrarian Fund, Equity Income Fund and Small Cap Growth Fund, respectively.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

At June 30, 2017, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2018	2019	2020
Growth Fund	—	—	—
Contrarian Fund	$23,426	—	—
Equity Income Fund	44,499	$ 216	$ 3
Small Cap Growth Fund	28,964	34,831	51,347
At June 30, 2017, $11,294, $28,440, and $19,732 of recoupable expenses expired for the Contrarian Fund, Equity Income Fund and Small Cap Growth Fund, respectively.
7.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2017, is as follows:
	2017 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	7,440,786	—	7,440,786
Contrarian Fund	—	3,004,528	3,004,528
Equity Income Fund	366,908	—	366,908
Small Cap Growth Fund	—	—	—
9.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12-months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2017, the Funds did not incur any interest or penalties.
Permanent differences, incurred during the year ended June 30, 2017, resulting from differences in book and tax accounting, have been reclassified at year end to undistributed net investment income and accumulated realized gain/(loss) as follows:

Meridian Funds	77	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2017

The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes, at June 30, 2017 is as follows:
	Increase/(Decrease) Paid-in-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Growth Fund	$ —	$6,305,583	$(6,305,583)
Contrarian Fund	(410,161)	918,025	(507,864)
Equity Income Fund	—	—	—
Small Cap Growth Fund	—	3,653,055	(3,653,055)

	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,327,938,247	$345,999,147	$(65,393,150)	$280,605,997
Contrarian Fund	527,013,161	129,807,907	(12,335,249)	117,472,658
Equity Income Fund	42,932,934	13,481,715	(1,777,214)	11,704,501
Small Cap Growth Fund	803,173,113	146,074,436	(28,310,159)	117,764,277
	Components of Accumulated Earnings (Losses) on a Tax Basis
	Growth Fund	Contrarian Fund	Equity Income Fund	Small Cap Growth Fund
Undistributed ordinary income	$ 25,914,893	$ —	$ 646,054	$ 10,357,041
Capital loss carry forward	—	—	(4,546,462)	—
Undistributed long-term capital gains	10,418,003	53,146,486	—	7,037,243
Unrealized appreciation/(depreciation)	280,605,997	117,472,756	11,388,070	117,764,277
Qualified late year deferred losses	—	—	—	—
Total Accumulated Earnings/(Losses)	$316,938,893	$170,619,242	$ 7,487,662	$135,158,561
The differences between book and tax-basis unrealized appreciations are attributable to the tax deferral of losses on wash sales, mark-to-market adjustments on investments in passive foreign investment companies and investment adjustments in partnerships.
As of June 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains:
	Short-Term	Long-Term	Total
Equity Income Fund	3,874,623	671,839	4,546,462
The Growth Fund and the Small Cap Growth Fund utilized capital loss carryover of $36,672,291 and $8,965,770, respectively.
Under the Regulated Investment Company Modernization Act of 2010, the eight-year limit on the carry forward and use of capital losses was eliminated and capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, losses incurred after June 30, 2011 will retain their character as either a short-term or long-term capital loss on the first day of the next taxable year and must be utilized prior to the losses incurred in pre-enactment taxable years.
10.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Meridian Funds	78	www.meridianfund.com

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Meridian Fund, Inc. and Shareholders of Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and Meridian Small Cap Growth Fund
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund and Meridian Small Cap Growth Fund (each of the portfolios constituting Meridian Fund, Inc., hereafter referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinions expressed above.
PricewaterhouseCoopers LLP
San Francisco, California
August 24, 2017

Meridian Funds	79	www.meridianfund.com

Meridian Fund, Inc.
Information About the Directors and Officers
The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 100 Fillmore Street, Suite 325, Denver, CO 80206. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.
Interested Directors*	Positions(s) Held with Fund:	Length of Service (Beginning Date)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Michael Stolper* (72)	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to present; Managing Director, Windowpane Advisors, LLC (an investment adviser), January 1, 2005 to present; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present.	4	Windowpane Funds (one portfolio)
* Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management, Inc. (the “Previous Investment Adviser”, the previous investment adviser to the Meridian Equity Income Fund, Meridian Growth Fund, and Meridian Contrarian Fund.)

Non-Interested Directors	Position(s) Held with Fund:	Length of Service (Beginning Date)	Princiapl Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Guy M. Arnold (49)	Director	Indefinite term since May 12, 2015	President of Hunt Development Group from July 2015 to present Owner/Manager of GMA Holdings, LLC from January 2013 to July 2015; President of Dividend Capital Diversified Property Fund from January 2008 to January 2013.	4	MidFirst Bank –Colorado Advisory Member, The Children's Hospital of Colorado Finance Committee
John S. Emrich, CFA (49)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present; Co- Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms, LLC, June 2012 to August 2015..	4	Destra Funds (4 Funds)
Michael S. Erickson (65)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp, 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC, 2015 to present.	4	Destra Funds (4 Funds)
James Bernard Glavin (82)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Theraputics, Inc.	4	Destra Funds (4 Funds)
Edward F. Keely, CFA (50)	Director and Chairman of the Board	Indefinite term since February 13, 2015	Chief Investment Officer/Portfolio Manager at Borgen Investment Group, 2008 to present.	4	None

Meridian Funds	80	www.meridianfund.com

Meridian Fund, Inc.
Information About the Directors and Officers (continued)
Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (50)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, ArrowMark Colorado Holdings, LLC
Rick Grove (48)	Vice President, Secretary and Chief Compliance Officer	Indefinite; Since September 5, 2013	Chief Operating Officer and Chief Compliance Officer, ArrowMark Colorado Holdings, LLC
Derek Mullins (43)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since September 5, 2013	Director of Operations, ArrowMark Colorado Holdings, LLC
Katie Jones (33)	Assistant Treasurer	Indefinite; Since August 12, 2014	Controller, ArrowMark Colorado Holdings, LLC; formerly, Assistant Controller and Alternative Investment Accounting Supervisor, ALPS Fund Services

Meridian Funds	81	www.meridianfund.com

Meridian Fund, Inc.
2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2018. Please consult your tax advisor for proper treatment of this information.
For the period July 01, 2016 to June 30, 2017, the Funds reported the following terms with regard to distributions paid during the period. All information is based on financial information available as of the date of this annual report and, accordingly, is subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
Pursuant to Internal Revenue Code Section 852(b)(3), the Contrarian Fund reported $3,004,528 as long-term capital gain distribution for the year ended June 30, 2017.
Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below report a percentage of their ordinary income dividends distributed during the year ended June 30, 2017 as qualifying for the corporate dividends-received deduction:
Growth Fund	15.57%
Contrarian Fund	0.00%
Equity Income Fund	100.00%
Small Cap Growth Fund	0.00%
Pursuant to Section 1 (h)(11) of the Internal Revenue Code, the Funds listed below report the following amounts of their income dividends paid during the year ended June 30, 2017 as qualified dividend income (QDI):
Growth Fund	17.13%
Contrarian Fund	0.00%
Equity Income Fund	100.00%
Small Cap Growth Fund	0.00%
The Funds report a portion of the net income dividends distributed during the year ended June 30, 2017, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:
Growth Fund	0.00%
Contrarian Fund	0.00%
Small Cap Growth Fund	0.00%
The Funds report a portion of the short term capital gain dividends distributed during the year ended June 30, 2017, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:
Growth Fund	100.00%
Contrarian Fund	0.00%
Small Cap Growth Fund	0.00%
U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.
U.S. Government interest:
Growth Fund	0.00%
Contrarian Fund	0.00%
Equity Income Fund	0.00%
Small Cap Growth Fund	0.00%

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Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

Meridian Funds	83	www.meridianfund.com

MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:
•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

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Meridian Fund, Inc.
Other Information (Unaudited)
June 30, 2017
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Three Embarcadero Center
San Francisco, CA 94111
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Derek Mullins, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
Katie Jones, Assistant Treasurer
*Interested Director

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $146,760 in 2017 and $141,800 in 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2017 and $0 in 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $38,350 in 2017 and $36,600 in 2016. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2017 and $7,375 in 2016. The fiscal year other fees were for review of the Meridian Growth Fund’s tax equalization calculation.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

1.	Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2017 and $0 in 2016.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date 9/01/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date 9/01/2017

By (Signature and Title)*	/s/ Derek J. Mullins
Derek J. Mullins
Principal Financial Officer and Treasurer

Date 9/01/2017

*	Print the name and title of each signing officer under his or her signature.